UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

ONAR Holding Corporation
(Name of Registrant as Specified In Its Charter)

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ONAR HOLDING CORPORATION

990 Biscayne Blvd., 5th Floor

Miami, FL 33132

(213) 437-3081

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

November [●], 2026

Dear Stockholders of ONAR Holding Corporation:

This Notice and the accompanying Information Statement are being furnished to the stockholders of record of the outstanding common stock, par value $0.001 per share (the “Common Stock”), of ONAR Holding Corporation, a Nevada corporation (the “Company,” “ONAR,” “we,” or “us”), as of the close of business on October 30, 2026 (the “Record Date”), pursuant to Rule 14c-2 (“Rule 14c-2”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The purpose of this Notice and the accompanying Information Statement is to inform the Company’s stockholders of actions taken by the written consent of the holder of a majority of the voting power of the Company, holding approximately 62.9% of the outstanding voting capital stock of the Company (the “Majority Stockholder”). This Information Statement shall be considered the notice required under Chapter 78 of the Nevada Revised Statutes (the “NRS”).

The following actions (“Corporate Actions”) were authorized by written consent of the Majority Stockholder on October 30, 2026:

1.

for purposes of Nasdaq Listing Rule 5635(b) (“Nasdaq Rule 5635(b)”) and Nasdaq Listing Rule 5635(d) (“Nasdaq Rule 5635(d)”), the issuance by the Company, pursuant to that certain Securities Purchase Agreement, dated September 28, 2026, by and between the Company and each purchaser identified on the signature pages thereto (the “Preferred Securities Purchase Agreement”), of the following securities: (i) secured convertible promissory notes (the “Notes”) in an aggregate principal amount of up to $15,000,000, (ii) secured convertible promissory notes issued in exchange transactions pursuant to separate Exchange Agreements (the “Exchange Notes”), (iii) warrants (the “Warrants”) exercisable for shares of Common Stock, (iv) shares of the Company’s new Series 1 Convertible Preferred Stock (the “Series 1 Preferred Stock”), into which the outstanding Notes, Senior Notes (as defined below) and Exchange Notes will automatically be exchanged upon the occurrence of a Nasdaq uplisting, (v) shares of Common Stock to be issued upon the occurrence of a Nasdaq uplisting to holders designated by the Company in consultation with its Nasdaq advisors for the purpose of satisfying Nasdaq public float, unrestricted publicly held shares and round-lot holder requirements (the “Nasdaq Incentive Shares”), (vi) the shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”), (vii) the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), and (viii) the shares of Common Stock issuable upon conversion of the Series 1 Preferred Stock (the “Preferred Conversion Shares”);

2.

for purposes of Nasdaq Rule 5635(b) and Nasdaq Rule 5635(d), the issuance by the Company, pursuant to that certain Securities Purchase Agreement, dated September 28, 2026, by and between the Company and each purchaser identified on the signature pages thereto (the “Senior Securities Purchase Agreement”), of the following securities: (i) senior secured convertible promissory notes (the “Senior Notes”), (ii) incentive shares of Common Stock (“Incentive Shares”), and (iii) the shares of Common Stock issuable upon conversion of the Senior Notes (the “Senior Conversion Shares”); and

3.

to approve a certificate of amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares (the “Reverse Stock Split”), at a ratio of 1-for-10 to 1-for-1,000 (the “Range”), for a period of twenty-four (24) months, with the specific timing and ratio of the Reverse Stock Split within such Range to be determined by the Board (or any of its duly authorized designees) in its sole discretion, without further approval or authorization of the Company’s stockholders.

The foregoing actions were approved by the Board on September 24, 2026 and [●], 2026. In addition, on October 30, 2026, the holder of approximately 62.9% of the voting power of the Company’s outstanding capital stock, as of the Record Date, approved the foregoing Corporate Actions.

Section 78.320 of the NRS provides, in part, that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In order to eliminate the costs and management time involved in obtaining proxies and, in order to effect the above action as early as possible in order to accomplish the purposes of the Company as herein described, the Board consented to the utilization of, and did in fact obtain, the written consent of the Majority Stockholder who owns shares representing a majority of the Company’s voting stock.

The above actions taken by the Majority Stockholder will become effective on or about November [●], 2026, and are more fully described in this Information Statement. Under the rules of the Securities and Exchange Commission (the “SEC”), the above Corporate Actions cannot become effective until at least 20 days after the definitive Information Statement has been distributed to the stockholders of the Company who have not previously consented to the Corporate Actions.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve the Corporate Actions. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

For the Board of Directors of
ONAR HOLDING CORPORATION

By:
Claude Zdanow
Chief Executive Officer and Director

PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

 ONAR HOLDING CORPORATION

990 Biscayne Blvd., 5th Floor

Miami, FL 33132

(213) 437-3081

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NOVEMBER [●], 2026

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY THE HOLDER OF A majority of the voting power of the Company. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

GENERAL INFORMATION

We are sending you this Information Statement to inform you that on October 30, 2026, the holder of a majority of the voting power of ONAR Holding Corporation (“ONAR,” the “Company,” “we,” “us,” or “our”) acting by written consent in lieu of a meeting approved (i) the entry by the Company into that certain Securities Purchase Agreement, dated September 28, 2026, by and between the Company and each purchaser identified on the signature pages thereto (the “Preferred Securities Purchase Agreement”) and the issuance of the Company’s securities described therein; (ii) the entry by the Company into that certain Securities Purchase Agreement, dated September 28, 2026, by and between the Company and each purchaser identified on the signature pages thereto (the “Senior Securities Purchase Agreement” and, together with the Preferred Securities Purchase Agreement, the “Securities Purchase Agreements”) and the issuance of the Company’s securities described therein; and (iii) the adoption of a certificate of amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), including any shares held by the Company as treasury shares (the “Reverse Stock Split”), at a ratio of 1-for-10 to 1-for-1,000 (the “Range”), at any time within twenty-four (24) months, with the specific timing and ratio within the Range to be determined by the Board (or any of its duly authorized designees) in its sole discretion, without further approval or authorization of the Company’s stockholders. The actions described in clauses (i), (ii) and (iii) are referred to as the “Corporate Actions.”

The purpose of this Information Statement is to provide notice that the holder of approximately 62.9% of the voting power of the Company’s outstanding capital stock, as of October 30, 2026 (the “Record Date”), executed a written consent authorizing and approving the Corporate Actions.

The form of Preferred Securities Purchase Agreement is attached to this Information Statement as Appendix A, the form of Senior Securities Purchase Agreement is attached to this Information Statement as Appendix B, and the Amendment to effect the Reverse Stock Split, in substantially the form that would be executed, is attached to this Information Statement as Appendix C.

1

The foregoing Corporate Actions will be taken, and the Amendment will be filed with the Nevada Secretary of State, no sooner than 20 calendar days after the mailing of the definitive Information Statement to the stockholders of the Company who have not previously consented to the Corporate Actions. The Board is not soliciting your proxy in connection with the adoption of the Corporate Actions and proxies are not being requested from stockholders of the Company.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, including dissenters’ rights under the Nevada Revised Statutes, will be afforded to the stockholders as a result of the adoption of the Corporate Actions.

Expenses in connection with the distribution of this Information Statement will be paid by the Company.

This Information Statement is being mailed on or about [●], 2026, to all stockholders of record as of the Record Date.

DISSENTERS’ RIGHT OF APPRAISAL

No dissenters’ or appraisal rights, including under the Nevada Revised Statutes, are afforded to the stockholders as a result of the approval of the Corporate Actions.

VOTE REQUIRED, MANNER OF APPROVAL

The Company is not seeking consents, authorizations or proxies from you. Under the NRS, the Corporate Actions, including the adoption of the Amendment to the Articles of Incorporation, may be approved without a meeting of stockholders, by a resolution of the Board, followed by the written consent of stockholders representing a majority of the voting power of our outstanding capital stock.

Action by Written Consent. Pursuant to NRS 78.320 and ONAR’s governing documents, action may be taken without a meeting by written consent of stockholders holding at least a majority of the voting power. The Majority Stockholder executed the written consent and thereby approved the Corporate Actions. The record date of such action by written consent is [●], 2026. The name of the Majority Stockholder and its voting power are set forth under “Security Ownership of Certain Beneficial Owners and Management” below.

Approval to amend the current Amended and Restated Articles of Incorporation of the Company under the Nevada Revised Statutes requires the affirmative vote of the holders of a majority of the voting power of the Company.

Section 78.320 of the Nevada Revised Statutes provides, in substance, that, unless the Company’s Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a meeting of stockholders. Under the applicable provisions of the Nevada Revised Statutes, this action is effective when written consents from holders of record of a majority of the outstanding voting power are executed and delivered to the Company.

In accordance with the Nevada Revised Statutes, the affirmative vote on the Corporate Actions of at least a majority of the outstanding voting power has been obtained. As a result, no vote or proxy is required by the stockholders to approve the Corporate Actions.

Under Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions may not become effective until at least 20 calendar days after the date on which this Information Statement is first sent or given to the Company’s stockholders. Accordingly, the Amendment will not be filed with the Nevada Secretary of State, and no securities will be issued in reliance on the approvals described herein, before [●], 2026.

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OTHER INFORMATION REGARDING THE COMPANY

As of the Record Date, there were 308,395,876 shares of our Common Stock issued and outstanding, 1,000 shares of Series A Preferred Stock issued and outstanding, which in the aggregate have voting rights equal to 51.0% of all voting rights available at the time of a stockholder vote, 3,065 shares of the Series B Preferred Stock issued and outstanding, which hold no voting rights, 219,004,380 shares of the Series C Preferred Stock issued and outstanding, which hold no voting rights, 0 shares of the Series D Preferred Stock issued and outstanding, which hold no voting rights, and 67,474,599 shares of Series E Preferred Stock issued and outstanding, which hold no voting rights. For the approval of the Corporate Actions, the Company received written consent from one (1) stockholder holding approximately 62.9% of the voting power of the Company’s outstanding capital stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

For purposes of the below table, a person is deemed to be the beneficial owner of any shares of Common Stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within sixty (60) days after the Record Date. “Voting power” is the power to vote or direct the voting of shares, and “investment power” includes the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned		Common Stock Ownership Percentage	Series A Preferred Stock Beneficially Owned (1)	Series A Preferred Stock Percentage	Total Voting Percentage (2)
Officers and Directors
Claude Zdanow (3)	201,116,521	(3)	46.3%	1,000	100%	62.9%
Kelly Anderson	0		*	0	*	*
Jon Bond	0		*	0	*	*
Mark Gazit	0		*	0	*	*
Scott Kauffman	0		*	0	*	*
Howard Palefsky	0		*	0	*	*
Reda Raad	0		*	0	*	*
All Officers and Directors as a Group (3)	201,116,521	(3)	46.3%	1,000	100%	62.9%

___________

* Less than 1%.

(1)	The 1,000 shares of Series A Preferred Stock have the right, voting in aggregate, to vote on all stockholder matters, equal to fifty-one percent (51%) of the total vote.

(2)

Based on 629,379,339 total voting shares, including 308,395,876 voting shares held by our Common Stockholders and 320,983,463 voting shares held by the Majority Stockholder of our Series A Preferred Stock.

(3)

Shares are held indirectly through Mt Olympus Ventures, Inc. (“Mt Olympus”). Mr. Zdanow is the sole owner of Mt Olympus. The business address of Mt Olympus is 990 Biscayne Blvd., 5th Floor, Miami, FL 33132. Shares of Common Stock beneficially owned by Mr. Zdanow include: (i) 75,000,000 shares of Common Stock owned by Mt Olympus,(ii) 89,001,780 shares of Common Stock issuable upon conversion of outstanding shares of our Series C Preferred Stock owned by Mt Olympus, and (iii) 37,114,741 shares of Common Stock issuable upon conversion of outstanding shares of our Series E Preferred Stock owned by Mt Olympus.

3

THE CORPORATE ACTIONS

Corporate Action—Securities Purchase Agreements

Purpose

The proceeds from the transactions contemplated by the Securities Purchase Agreements will be used primarily for the previously announced acquisition of Advertise Purple, a California corporation (“Advertise Purple”) as well as for general working capital. The Company believes this financing (the “Financing”) will significantly strengthen the Company’s financial position and provide additional resources to support the Company’s growth strategy, operational initiatives and general working capital requirements.

The form of Preferred Securities Purchase Agreement is attached to this Information Statement as Appendix A and the form of Senior Securities Purchase Agreement is attached to this Information Statement as Appendix B.

Reason for Stockholder Approval

Nasdaq Rule 5635(b) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company.

Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue Common Stock or securities convertible into or exercisable for Common Stock, other than in a public offering, which may equal or exceed 20% of the outstanding Common Stock or voting power on a pre-transaction basis for less than the “Minimum Price” (as defined in Nasdaq Rule 5635(d)) for such Common Stock, the issuer generally must obtain the prior approval of its stockholders.

The number of shares potentially issuable, and the pricing of the Common Stock to be issued, to the purchasers in the Financing exceed the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d), and the issuances could result in a change of control for purposes of Nasdaq Rule 5635(b). Although the Common Stock is not currently listed on Nasdaq, the Company intends to apply to list the Common Stock on The Nasdaq Capital Market, and the Preferred Securities Purchase Agreement limits the issuance of shares in excess of 19.99% of the Common Stock outstanding immediately prior to its execution (the “Exchange Cap”) until stockholder approval has been obtained and requires the Company to file this Information Statement to obtain such approval. To ensure compliance with Nasdaq Rule 5635(b) and Nasdaq Rule 5635(d), the Majority Stockholder approved the Financing.

Approval

On October 30, 2026, the Majority Stockholder approved the terms and conditions of the Financing, including the execution and delivery of the Securities Purchase Agreements.

Effect of the Transactions on Existing Stockholders

The issuance of securities pursuant to the Securities Purchase Agreements will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power of the existing stockholders. Any exercise of the Warrants or conversion of the Notes, Exchange Notes, Senior Notes or Series 1 Preferred Stock would also have a dilutive effect on the Company’s existing stockholders. The issuance of securities pursuant to the Securities Purchase Agreements may result in a change of control of the Company.

Description of the Securities Purchase Agreements; Issuance of Securities

Preferred Securities Purchase Agreement. On September 28, 2026, the Company entered into the Preferred Securities Purchase Agreement with the purchasers party thereto (the “Purchasers”), pursuant to which the Company agreed to issue Notes in an aggregate principal amount of up to $15,000,000 (excluding Exchange Notes). The Notes are issued with a 10% original issue discount, bear interest at a rate of 8.0% per annum, mature eighteen months following issuance and are secured by substantially all of the assets of the Company. Purchasers’ subscription amounts are held in escrow pending satisfaction of a minimum financing condition, and the Preferred Securities Purchase Agreement automatically terminates if such condition is not satisfied by the outside date specified therein. The Company may conduct one or more additional closings until the earlier of ninety days following the initial closing or the sale of $15,000,000 in aggregate principal amount of Notes, on substantially identical terms. At the initial closing, the Company issued Notes having an aggregate principal amount of $3,944,444.44 in exchange for aggregate subscription proceeds of $3,550,000.

4

Concurrently with the execution of the Preferred Securities Purchase Agreement, the Company entered into Exchange Agreements with certain holders of existing indebtedness. Pursuant to the Exchange Agreements, the Company issued Exchange Notes having an aggregate principal amount of $7,089,317.25 in exchange for existing indebtedness having an aggregate exchange value of $6,380,385.52. The Exchange Notes are issued with a 10% original issue discount against the value of the securities exchanged therefor, bear interest at a rate of 8.0% per annum (but do not have their first six months of interest guaranteed) and mature eighteen months following issuance. The Exchange Agreements provide that existing indebtedness is exchanged on the basis of outstanding principal, accrued and unpaid interest, other amounts due and owing and a 10% exchange premium. Exchange Notes do not count toward the minimum financing condition or the $15,000,000 limit on Notes. The parties intend that the exchange transactions qualify for the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The Preferred Securities Purchase Agreement and the related transaction documents provide that, upon the occurrence of a Nasdaq uplisting, the outstanding Notes, Senior Notes and Exchange Notes will automatically exchange into shares of Series 1 Preferred Stock, to be designated pursuant to a certificate of designation substantially in the form attached as Exhibit H to the Preferred Securities Purchase Agreement (the “Certificate of Designation”). The conversion price is $0.038576 per share, which was determined based upon a $25,000,000 fully diluted equity valuation of the Company and a fully diluted share count of 648,070,547 shares. The conversion price will be subject to customary adjustments for stock splits, stock dividends, recapitalizations and similar events. In addition, the Certificate of Designation provides that if the Company issues or sells Common Stock or Common Stock equivalents at an effective price per share below the conversion price then in effect (other than in exempt issuances), the conversion price will automatically be reduced to such lower price, subject to a conversion floor price. The Series 1 Preferred Stock will accrue dividends at a rate of 8.0% per annum on its stated value, payable when and if declared by the Board, and the Company may redeem or force conversion of the Series 1 Preferred Stock if the closing price of the Common Stock equals or exceeds 150% of the conversion price for twenty consecutive trading days and average daily trading volume exceeds $500,000. Accrued and unpaid interest will be paid in cash upon such exchange solely for the Notes and Senior Notes. The Company further intends, subject to the execution and delivery of definitive exchange agreements with holders of the securities thereto and the filing of the Certificate of Designation, to exchange shares of the Company’s existing series of preferred stock for shares of Series 1 Preferred Stock.

In addition, pursuant to the terms of the Certificate of Designation, during the period in which the Lead Investors (as defined in the Certificate of Designation) and their affiliates beneficially own, on an as-converted and as-exercised basis and without regard to beneficial ownership limitations, securities representing at least 30% of the Common Stock (the “Governance Rights Period”), and so long as permitted by Nasdaq rules: (i) the Lead Investors may designate two directors who are independent under Nasdaq Listing Rule 5605, subject to compliance with Nasdaq Listing Rule 5640; (ii) the Company must maintain a Chief Financial Officer reasonably acceptable to the Lead Investors and the board, with the board retaining final authority, and may not terminate, replace or materially modify the duties of such officer without prior notice to and consultation with the Lead Investors; (iii) the Lead Investors may appoint a financial monitor, mutually agreed with the Company, entitled to monthly financial reporting, monthly meetings with the Chief Executive Officer and Chief Financial Officer and access to the Company’s books, records, accountants and counsel, and whom the Company may not remove without the Lead Investors’ consent except for cause; and (iv) the Company may not, without the prior written consent of the Lead Investors, issue equity or equity-linked securities in a financing transaction at an implied pre-money valuation of less than $25,000,000.

In connection with the Preferred Securities Purchase Agreement, the Company also agreed to issue the Warrants to the Purchasers. The Warrants are exercisable for a number of Warrant Shares equal to 100% of the shares of Common Stock issuable upon conversion of the Notes (excluding the Exchange Notes) issued at the applicable closing, have a five-year term and have an initial exercise price of $0.0482 per share, which equals 125% of the conversion price. On the twelve-month anniversary of issuance, the exercise price will reset to 125% of the average daily VWAP during the ten trading days preceding such anniversary, provided that the reset may only decrease the exercise price and may not reduce it below a floor price, and the Warrants are subject to other customary adjustment provisions. Upon the occurrence of a Nasdaq uplisting, the Company also agreed to issue the Nasdaq Incentive Shares at the conversion price, only to the extent reasonably necessary to satisfy Nasdaq initial listing requirements, and the number of Warrant Shares will be reduced by one Warrant Share for every two Nasdaq Incentive Shares issued.

Senior Securities Purchase Agreement. On September 28, 2026, the Company also entered into the Senior Securities Purchase Agreement with the purchasers party thereto (the “Senior Purchasers”), pursuant to which the Company agreed to issue Senior Notes in an aggregate principal amount of up to $5,000,000. The Senior Notes are issued with a 10% original issue discount, bear interest at 12.0% per annum, mature twelve months following issuance (September 28, 2027 for the Senior Notes issued at closing), are convertible into Senior Conversion Shares at a conversion price of $0.038576 per share and are secured by substantially all of the assets of the Company. No warrants are issued under the Senior Securities Purchase Agreement. At closing of the Senior Securities Purchase Agreement, the Company issued Senior Notes having an aggregate principal amount of [$3,944,444.44] in exchange for aggregate subscription proceeds of [$3,550,000]. In addition, the Senior Purchasers received an aggregate of 9,202,613 Incentive Shares, representing a number of shares of Common Stock equal to 10.0% of each Senior Purchaser’s subscription amount, in accordance with the Senior Securities Purchase Agreement. So long as the Company has not sold the full amount of Notes under the Preferred Securities Purchase Agreement, each Senior Purchaser has the right to tender its Senior Note (with all accrued interest thereon) as the purchase price under the Preferred Securities Purchase Agreement and thereby become a “Purchaser” thereunder. An additional Senior Note in the principal amount of $213,630.11 was issued to one investor in exchange for existing indebtedness having an exchange value of $192,267.10; no Incentive Shares were issued to such investor in connection with that separate exchange.

5

Certain of the Purchasers, Senior Purchasers and holders party to the Exchange Agreements, including the Lead Investors (as defined in the Preferred Securities Purchase Agreement) and the Collateral Agent (as defined below), are existing lenders to the Company or affiliates of existing lenders, whose notes and other obligations have been previously described in the Company’s reports filed with the SEC, and one such investor is the holder of the Company’s previously disclosed related-party secured convertible promissory note. Except as described in this Information Statement and in the Company’s prior SEC reports, there are no material relationships between the Company or its affiliates and any of the parties to the agreements described herein.

The Company also entered into a Registration Rights Agreement pursuant to which it agreed to register for resale shares of Common Stock issuable upon conversion of the Series 1 Preferred Stock, Warrant Shares, Nasdaq Incentive Shares and related securities. The Company agreed to file a registration statement within 30 days following the Nasdaq uplisting and to use commercially reasonable efforts to cause such registration statement to become effective within 90 days following the Nasdaq uplisting, subject to extension in the event of SEC review and the other terms and conditions of the Registration Rights Agreement. The Registration Rights Agreement also contains liquidated damages provisions, subject to an aggregate cap equal to 6% of the applicable subscription amount. Each of the Securities Purchase Agreements also provides for liquidated damages of 2.0% of a holder’s subscription amount per thirty-day period (capped at 6%) if the Company fails to satisfy the current public information requirements of Rule 144.

The Company also entered into a Pledge and Security Agreement (the “Security Agreement”) with ADI Funding LLC, as collateral agent for the benefit of the holders of the Senior Notes, Notes and Exchange Notes (the “Collateral Agent”). Pursuant to the Security Agreement, the Company granted a security interest in substantially all of its assets, including accounts, deposit accounts, securities accounts, inventory, equipment, intellectual property, investment property, pledged equity interests and proceeds thereof. The Security Agreement provides that the Senior Notes are senior in right of payment and lien priority to the Notes and Exchange Notes and that enforcement of collateral rights will be administered through the Collateral Agent in accordance with the transaction documents.

The Company also entered into Leak-Out Agreements restricting sales of Common Stock following a Nasdaq uplisting. Generally, holders may not transfer more than 5% of the trailing ten-trading-day average daily trading volume during the 180-day period following commencement of Nasdaq trading, subject to specified exceptions and termination provisions. In addition, while the Notes are outstanding, the Preferred Securities Purchase Agreement prohibits the Company from entering into variable rate transactions without the consent of the Lead Investors and grants the Purchasers participation rights in future financings, subject to specified exceptions.

Corporate Action—Approval of the Reverse Stock Split

Overview

On October 30, 2026, the holder of a majority of the voting power of the Company (the “Majority Stockholder”) approved via written consent a proposal to adopt a certificate of amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares (the “Reverse Stock Split”), at a ratio of 1-for-10 to 1-for-1,000 (the “Range”), for a period of twenty-four (24) months following the consent of the Majority Stockholder, with the specific timing and ratio of the Reverse Stock Split within such Range to be determined by the Board (or any of its duly authorized designees) in its sole discretion, without further approval or authorization of the Company’s stockholders. The Board also approved the Reverse Stock Split and related matters on [●], 2026.

Effecting the Reverse Stock Split requires that the Articles of Incorporation of the Company be amended to include a reference to the Reverse Stock Split. If implemented, the Reverse Stock Split will be effective upon the filing of the Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”), with such filing to occur, if at all, at the sole discretion of the Board within twenty-four (24) months following the consent of the Majority Stockholder, which date is October 30, 2028.

If implemented, except for de minimis adjustments that may result from the treatment of fractional shares, as described below, the Reverse Stock Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Stock Split.

The text of the proposed Amendment to effect the Reverse Stock Split, in substantially the form that would be executed, is attached to this Information Statement as Appendix C. The form of Amendment remains subject to modification to include such changes as may be required by the Nevada Secretary of State and as our Board deems necessary or advisable to implement the Reverse Stock Split.

6

Purpose and Rationale for the Reverse Stock Split

Our Board and management strongly believe that the Reverse Stock Split is necessary to support the Company’s proposed uplisting of its Common Stock to the Nasdaq Capital Market and a potential related underwritten public offering.

Our Common Stock is presently quoted on the OTC Markets OTCID tier under the symbol “ONAR.” We have applied, or intend to apply, to list our Common Stock on the Nasdaq Capital Market under the proposed symbol “ONAR.” To satisfy the minimum bid price requirements for listing on the Nasdaq Capital Market, our Board has determined that a reverse stock split is advisable and in the best interests of the Company and its stockholders. Our Board has considered the potential harm to the Company and our stockholders should we be unable to satisfy the listing requirements of the Nasdaq Capital Market. Failure to list on Nasdaq could adversely affect the liquidity of our Common Stock since the OTC Markets are generally considered to be less efficient markets than Nasdaq. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on the OTC Markets. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing the OTC Markets, policies preventing them from trading in securities not listed on a national exchange, or for other reasons.

Our Board believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our Common Stock in order to satisfy the minimum bid price requirement for a Nasdaq uplisting, and to avoid or mitigate the likely adverse consequences of failing to list on the Nasdaq Capital Market. Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Management and the Board have considered the potential benefits to us and our stockholders of the Reverse Stock Split. The Board believes that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and other securities and will encourage interest and trading in our Common Stock. The Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. The Reverse Stock Split could help increase analyst and broker interest in our Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.

In addition, because the number of authorized shares of our Common Stock will not be reduced (the authorized shares of our Common Stock will remain at 3,000,000,000), the Reverse Stock Split will result in an effective increase in the authorized but unissued number of shares of our Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Common Stock would allow us to issue additional shares of Common Stock in connection with future financings, the proposed underwritten public offering, employee and director benefit programs, and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Common Stock each time such an action is contemplated, subject to applicable law.

We cannot assure you that the Reverse Stock Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Stock Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Stock Split, or that we will be able to satisfy all Nasdaq listing requirements or consummate the proposed underwritten public offering.

Potential Disadvantages of the Reverse Stock Split

We cannot assure you that the Reverse Stock Split will accomplish any of the above objectives for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our shares, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple equal to the inverse of the Reverse Stock Split ratio, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions, and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Determination of the Ratio for the Reverse Stock Split

In determining the split ratio range, the Board considered numerous factors, including the historical and projected performance of our Common Stock, the minimum bid price requirements of the Nasdaq Capital Market, the requirements of any proposed underwritten public offering, prevailing market conditions, and general economic trends. The exact ratio within the approved range of 1-for-10 to 1-for-1,000 will be determined by the Board (or a duly authorized committee thereof) in its sole discretion at such time as the Board determines it is appropriate to effect the Reverse Stock Split, with emphasis placed on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split.

When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined number of shares of stock. It does not increase the market capitalization of the company. Under the Reverse Stock Split, each 10 to 1,000 shares of our Common Stock (depending on the ratio selected by the Board within the Range) will be automatically combined into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue one additional whole share to each holder who would otherwise be entitled to a fractional share.

However, the effect of the Reverse Stock Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Stock Split will affect all of our stockholders of Common Stock uniformly and will not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 308,395,876 shares of Common Stock as of the Record Date to between approximately 30,839,587 shares (at a 1-for-10 ratio) and 308,395 shares (at a 1-for-1,000 ratio), depending on the ratio selected by the Board and the number of fractional shares rounded up. The Reverse Stock Split will not affect the 1,000 issued and outstanding shares of Series A Preferred Stock, but will affect the conversion rates of the Series B Preferred Stock, the Series C Preferred Stock,  the Series D Preferred Stock (if any are outstanding) and Series E Preferred Stock and the conversion and exercise prices of, and number of shares issuable under, the Notes, Exchange Notes, Senior Notes, Warrants and Series 1 Preferred Stock will be proportionately adjusted in accordance with their terms.

Principal Effects of the Reverse Stock Split

After the Effective Date (as defined below) of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Stock Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Split (other than as a result of the rounding up of fractional shares). For example, a holder of 10% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Stock Split would continue to hold 10% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record also will not be affected by the proposed Reverse Stock Split.

After the Effective Date of the Reverse Stock Split, our Common Stock will have a new CUSIP number.

Our Common Stock is currently quoted on the OTC Markets OTCID tier under the symbol “ONAR.” Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock will continue to be quoted under the symbol “ONAR” until the uplisting to Nasdaq, if consummated.

Effect on Outstanding Derivative Securities

The Reverse Stock Split will require that proportionate adjustments be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding warrants, options, preferred stock and convertible instruments in accordance with the Reverse Stock Split ratio. The adjustments to these securities, as required by the Reverse Stock Split and in accordance with the Reverse Stock Split ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

The Company has adopted equity incentive plans pursuant to which stock options and other equity awards have been issued to employees, officers, and directors. In the event of a Reverse Stock Split, the Board shall make appropriate adjustments to awards granted under any equity incentive plans. Accordingly, if the Board decides to implement the Reverse Stock Split, as of the effective date the number of all outstanding option grants, the number of shares issuable, and the exercise price, as applicable, relating to options under our equity incentive plans, will be proportionately adjusted using the Reverse Stock Split ratio.

Effect on Authorized Shares; Anti-Takeover Effects

The Reverse Stock Split will not change the number of shares of Common Stock or preferred stock authorized under the Articles of Incorporation, which is currently 3,000,000,000 shares of Common Stock and 5,000,000 shares of preferred stock (the “Preferred Stock”), or the par value of the Common Stock or the Preferred Stock, which par value will remain at $0.001 per share. As a result, the number of authorized but unissued shares of Common Stock available for future issuance will increase. These additional shares may be issued by the Board without further stockholder approval, including upon conversion or exercise of the securities issued in the Financing, which would dilute existing stockholders. Although the Reverse Stock Split is not intended as an anti-takeover measure, the increased proportion of authorized but unissued shares could be used to make a change in control of the Company more difficult, for example by issuing shares to persons friendly to the Board. In addition, the Majority Stockholder holds the Series A Preferred Stock, which carries 51% of the total voting power. The Board is not aware of any attempt to acquire control of the Company.

FINRA and Transfer Agent Coordination

The officers of the Company are authorized and directed to prepare and submit all required documentation to FINRA, coordinate with the Company’s transfer agent and market participants, obtain a new CUSIP number if required, and take all actions necessary to effectuate the Reverse Stock Split in the public markets.

Book-Entry Shares and Certificates

Stockholders holding shares in book-entry form or through a bank, broker or other nominee will have their positions automatically adjusted and need not take any action. Stockholders holding physical certificates will receive a letter of transmittal from the Company’s transfer agent, [●], with instructions for exchanging their certificates. Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so.

Certain U.S. Federal Income Tax Consequences

The Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes. Accordingly, a stockholder generally should not recognize gain or loss as a result of the Reverse Stock Split, except possibly with respect to any additional fraction of a share received as a result of rounding up, and the aggregate tax basis and holding period of the post-split shares should be the same as those of the pre-split shares exchanged therefor. This summary is general in nature and does not address all tax considerations that may be relevant to a particular stockholder. Stockholders should consult their own tax advisors regarding the tax consequences of the Reverse Stock Split.

Vote Required

Pursuant to the Nevada Revised Statutes, the Amendment to effect the Reverse Stock Split required the approval of a majority of the voting power of the Company’s outstanding capital stock. As discussed above, the holder of a majority of such voting power has consented to the Reverse Stock Split.

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PLANS, PROPOSALS OR ARRANGEMENTS TO ISSUE NEWLY AVAILABLE SHARES OF COMMON STOCK

Other than as described in this Information Statement, including the issuance of shares of Common Stock upon conversion or exercise of the securities issued pursuant to the Securities Purchase Agreements, the issuance of the Nasdaq Incentive Shares and a potential offering in conjunction with the Nasdaq Uplisting, at the present time the Board has not made any specific plan with respect to the shares of Common Stock that will be available for issuance after the Reverse Stock Split.

AMENDED ARTICLES OF INCORPORATION

At such time as the Board determines to effect the Reverse Stock Split, which will be no earlier than twenty calendar days following the mailing of the definitive Information Statement, the Board shall cause the Amendment to be filed with the Nevada Secretary of State in order to effect the Reverse Stock Split.

CORPORATE ACTION AND EFFECTIVE TIME

If our Board concludes that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, the Amendment will be filed with the Nevada Secretary of State. The actual timing of the filing of the Amendment will be determined by our Board in its sole discretion but will be no later than 24 months following the date of the Majority Stockholder written consent (i.e., no later than October 30, 2028). In addition, if for any reason our Board deems it advisable to do so, the Reverse Stock Split may be abandoned at any time prior to the filing of the Amendment, without further action by our stockholders. The Board alone will have sole discretion to determine the final ratio of the Reverse Stock Split within the parameters contained in this proposal. The Reverse Stock Split will be effective as of the date and time specified in the Amendment upon filing with the Nevada Secretary of State (the “Effective Time”).

Upon the filing of the Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on the Reverse Stock Split ratio as determined by the Board in its sole discretion.

INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO THE MATTERS TO BE ACTED UPON

Except as described below, no director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the Corporate Actions which is not shared by all other stockholders. As described under “Description of the Securities Purchase Agreements; Issuance of Securities,” certain of the Purchasers, Senior Purchasers and holders party to the Exchange Agreements are existing lenders to the Company or their affiliates, and one such investor is the holder of the Company’s previously disclosed related-party secured convertible promissory note.

Mr. Zdanow, our Chief Executive Officer and a Member of the Board of Directors, is the sole owner of Mt Olympus. Mt Olympus is the beneficial owner of: (i) 75,000,000 shares of Common Stock, (ii) 89,001,780 shares of Common Stock issuable upon conversion of outstanding shares of our Series C Preferred Stock, and (iii) 37,114,741 shares of Common Stock issuable upon conversion of outstanding shares of our Series E Preferred Stock. The Series C Preferred Stock and the Series E Preferred Stock will be exchanged for shares of our Series 1 Preferred Stock, if and when the Series 1 Preferred Stock is issued.

OTHER MATTERS

If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Information Statement has been sent to your address. Each stockholder will continue to receive a separate notice.

If you would like to receive an individual copy of this Information Statement, we will promptly send a copy to you upon request by mail to the Company at 990 Biscayne Blvd., 5th Floor, Miami, FL 33132 or by calling (213) 437-3081. Stockholders sharing an address who are receiving multiple copies of information statements or annual reports and wish to receive a single copy in the future may also contact the Company at the address or telephone number above. This document is also available in digital form for download or review by visiting the website of the SEC at www.sec.gov.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, in accordance with the requirements thereof, file reports, proxy statements and other information with the SEC. These filings may be viewed at the SEC’s website at http://www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Commission on June 11, 2026

2.

Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the Commission on July 13, 2026, and Form 10-Q for the quarter ended June 30, 2026, filed with the Commission on August 14, 2026

3.

Current Reports on Form 8-K filed with the Commission on October 3, 2025, January 7, 2026, June 22, 2026, July 22, 2026, July 31, 2026, August 11, 2026, September 29, 2026, September 30, 2026 and October 6, 2026.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

BY ORDER OF THE BOARD OF DIRECTORS

ONAR HOLDING CORPORATION

By:
Claude Zdanow CEO and Director

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APPENDIX A

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2026, between ONAR Holding Corporation, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder;

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, notes (the “Notes”) in exchange for new cash proceeds, provided that the Initial Closing shall not occur unless the Minimum Financing Condition has been satisfied, and in addition thereto the Company may issue securities pursuant to the Exchange Agreements in connection with the exchange of existing indebtedness, which exchanged indebtedness shall not count toward satisfaction of the Minimum Financing Condition and shall be in addition to such financing for new cash proceeds;

WHEREAS, the Notes shall be issued with a 10% original issue discount, bear interest at 8.0% per annum, and be secured by substantially all assets of the Company pursuant to the Security Documents;

WHEREAS, in connection with the purchase of the Notes, the Company shall issue to the Purchasers common stock purchase warrants (the “Warrants”) exercisable for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), with an initial exercise price of $0.0482 per share, which is equal to 125% of the applicable Conversion Price, subject to the adjustment provisions contained therein;

WHEREAS, the Warrants shall provide for a one-time exercise price reset on the twelve (12) month anniversary of issuance, pursuant to which the exercise price shall be adjusted to 125% of the Market Price then in effect, provided that in no event shall the Exercise Price be reduced below the Floor Price;

WHEREAS, the Company and certain existing lenders intend to exchange and roll outstanding indebtedness into the financing vehicle contemplated hereby, with such rolled indebtedness receiving a one-time premium as set forth in the applicable Exchange Agreements;

WHEREAS, pursuant to the terms of the Notes, the Notes shall be automatically exchanged into Preferred Shares upon the occurrence of the Nasdaq Uplist at a valuation and with a conversion price determined in accordance with the terms set forth in the Note and the Certificate of Designations;

WHEREAS, the Company has agreed to grant the Purchasers certain registration rights with respect to the Conversion Shares, Warrant Shares, Incentive Shares and other shares issuable pursuant to the Transaction Documents pursuant to that certain Registration Rights Agreement entered into contemporaneously herewith;

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WHEREAS, the Purchasers identified on Schedule I desire to purchase the Notes and related Securities on the terms set forth herein;

WHEREAS, the parties acknowledge that there may be multiple Purchasers participating in the financing and desire that all collateral and enforcement rights be administered through a Collateral Agent acting for the benefit of all Purchasers pursuant to the Security Agreement;

WHEREAS, the Company intends to use the proceeds of the offering primarily to finance the acquisition of Advertise Purple and related transaction expenses, working capital, growth initiatives and the Nasdaq Uplist.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes or the Warrants (each as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Additional Closing” means any Closing occurring after the Initial Closing pursuant to which the Company issues Notes and related Securities, provided that the aggregate principal amount of Notes issued in all Closings shall not exceed $15,000,000 unless otherwise approved by the Lead Investors, and any securities issued pursuant to Exchange Agreements shall not be included in such limitation.

“Additional Closing Date” means the date on which an Additional Closing occurs pursuant to this Agreement.

“Advertise Purple” means Advertise Purple, Inc., together with its subsidiaries and affiliated entities, and any successor thereto acquired by the Company pursuant to the acquisition transaction contemplated by the Transaction Documents.

“Advertise Purple Acquisition” means the acquisition by the Company, directly or indirectly, of Advertise Purple pursuant to the acquisition agreements provided to the Purchasers prior to Closing, together with any amendments thereto approved by the Board of Directors.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, NY are generally are open for use by customers on such day.

“Certificate of Designations” means the Certificate of Designation of Series 1 Convertible Preferred Stock of ONAR Holding Corporation, a form of which is attached hereto as Exhibit H.

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“Closing” means the Initial Closing or any Additional Closing, as applicable.

“Closing Date” means each of the Initial Closing Date or any Additional Closing Date, as applicable.

“Collateral Agent” means ADI Funding Corp., in its capacity as collateral agent for the benefit of the Purchasers and their successors and assigns, together with any successor collateral agent.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Floor Price” shall have the meaning ascribed to such term in Section 4.35.

“Conversion Price” means $0.038576 per share, which is the fixed per-share price established on the Initial Closing Date equal to (i) $25,000,000 divided by (ii) the Fully Diluted Share Count. The Conversion Price shall not be reset, repriced or adjusted following Closing except for stock splits, stock dividends, recapitalizations and similar events.

“Conversion Shares” shall have the meaning ascribed to such term in the Notes.

“Covered Securities” means Common Stock and any rights, options, or warrants to purchase or securities or Indebtedness convertible into or exercisable or exchangeable for Common Stock, other than Excluded Issuances.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York, N.Y. time) and before midnight (New York, N.Y. time) on any Trading Day, 9:01 a.m. (New York, N.Y. time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York, N.Y. time) and 9:00 a.m. (New York, N.Y. time) on any Trading Day, no later than 9:01 a.m. (New York, N.Y. time) on the date hereof.

“Escrow Agent” means Grushko & Mittman, P.C.

“Escrow Agreement” means the escrow agreement among the Company, the Purchasers and the Escrow Agent.

“Equity Conditions” shall have the meaning set forth in the Notes.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Event of Default” shall have the meaning set forth in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Exchange Agreements” means the agreements pursuant to which existing indebtedness may be exchanged or rolled into Exchange Notes issued concurrently with this financing, in the form attached hereto as Exhibit F.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options not exceeding, in the aggregate, 10% of the shares of Common Stock outstanding as of the initial Closing Date issued to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, authorized and consented to by a majority of the Board of Directors, (b) securities upon the exercise or exchange of or conversion of (i) any Securities issued hereunder, and/or (ii) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement (without regard to any vesting requirements), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations or to extend the term of such securities), or (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company and in consultation with the Lead Investors, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“Exchange Notes” means the secured convertible notes due eighteen (18) months from issuance, issued by the Company to the Purchasers pursuant to the Exchange Agreement, substantially in the form attached hereto as Exhibit G.

“Exercise Price” shall have the meaning set forth in the Warrants.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Financial Monitor” means ADI Funding Corp.

“Floor Price” shall have the meaning ascribed to such term in Section 4.35.

“Flow of Funds Memorandum” shall have the meaning set forth in Section 2.2(a)(xx).

“Fully Diluted Share Count” means 648,070,547 shares of Common Stock, which shall include the total number of shares of Common Stock outstanding immediately prior to the Closing, assuming conversion of all outstanding preferred stock in accordance with its contractual conversion terms, but excluding all Notes, Preferred Shares, Warrants, Incentive Shares and securities issuable pursuant thereto.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Governance Rights Period” means, so long as permitted under the Nasdaq rules, the period during which the Lead Investors and their Affiliates beneficially own, or would beneficially own upon conversion or exercise of all Notes, Preferred Shares, Warrants and other securities held by them (without giving effect to any beneficial ownership limitations in any Transaction Document), securities representing at least thirty percent (30%) of the aggregate Common Stock on an as-converted and as-exercised basis, with all Lead Investors and Affiliates being aggregated as a single group for purposes of such determination.

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“Incentive Shares” means shares of Common Stock issued upon the Nasdaq Uplist at the Conversion Price to holders designated by the Company in consultation with its Nasdaq advisors for the purpose of satisfying Nasdaq public float, unrestricted publicly held shares and round-lot holder requirements. Incentive Shares shall be subject to the beneficial ownership limitation of the Note, the Registration Rights Agreement, the Leak-Out Agreement and the Warrant Coverage provisions of the Transaction Documents.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Initial Closing” means the first closing under this Agreement.

“Initial Closing Date” means the date on which the Initial Closing occurs.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means irrevocable instructions to the Transfer Agent that, among other things, reserves each Purchaser’s pro rata portion of the Required Minimum for the benefit of such Purchaser and instructs the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system the number of Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note in accordance with the terms thereof, in the form of Exhibit D attached hereto.

“Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp.; provided that any approval, consent, waiver, amendment, direction or other action of the Lead Investors under any Transaction Document shall require the written consent of all three Lead Investors.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Market Price” means the average of the daily VWAP of the Common Stock during the ten (10) Trading Days immediately preceding the applicable determination date. For the avoidance of doubt:

(i) the Exercise Price reset contemplated by the Warrants shall be based on such average and not the lowest daily VWAP during such period;

(ii) the reset may only decrease the Exercise Price and shall never result in an increase to above the Exercise Price in effect immediately prior to such reset;

(iii) following any reset, the Exercise Price shall remain equal to one hundred twenty-five percent (125%) of the Market Price; and

(iv) in no event shall the Exercise Price be less than the Floor Price.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.18.

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“Minimum Financing Condition” means the Company shall have received, on or prior to Closing, either (i) aggregate gross proceeds of not less than $13,000,000 from the sale of Securities pursuant to this Agreement, or (ii) at least $10,000,000 of proceeds from the sale of Securities pursuant to this Agreement together with at least $3,000,000 of funded senior secured debt from one or more senior lenders.

“Nasdaq Shareholder Approval” means any approval of the Company’s stockholders required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

 “Nasdaq Uplist” means once the Company has received Nasdaq’s approval of the Company’s application to list its Common Stock on The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (collectively, “Nasdaq”) and the date on which the Company’s Common Stock commences trading on the Nasdaq. At the Company’s election, “Nasdaq” could mean for purposes of this Agreement and the other Transaction Documents, a comparable national securities exchange, such as the NYSE American LLC.

“New Securities” shall mean any capital stock of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever, including debt, that are, or may become, exercisable or convertible into capital stock; provided that the term New Securities does not include:

(i) securities issued in connection with any stock dividend, stock split, split-up or other distribution on shares of Common Stock;

(ii) securities issued upon the conversion or exercise of any outstanding convertible or exercisable securities as of the date of this Agreement;

(iii) securities issued upon exercise or grant of options or other equity awards with respect to shares of Common Stock, subject in either case to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares, issued or issuable to employees or directors of, or consultants to, the Company pursuant to an equity plan of the Company or other arrangement approved by the Board of Directors of the Company;

(iv) securities issued or issuable pursuant to the bona fide acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, which acquisition is approved by a majority vote of the Board of Directors of the Company as contemplated in this Agreement; and

(v) securities issued pursuant to the terms of this Agreement.

“Notes” means the secured convertible notes due eighteen (18) months from issuance, issued by the Company to the Purchasers pursuant to this Agreement, substantially in the form attached hereto as Exhibit A, including any notes issued in connection with Additional Closings and any Exchange Notes issued pursuant to the Exchange Agreements, except where those certain provisions of the Exchange Notes, substantially in the form attached hereto as Exhibit G, would otherwise apply instead of those certain provisions of the secured convertible notes substantially in the form attached hereto as Exhibit A.

“Other Investor” shall have the meaning ascribed to such term in Section 4.26.

“Outside Date” means October 2, 2026, or such later date as may be agreed in writing by the Company and the Lead Investors.

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“Permitted Senior Debt” means one or more senior secured credit facilities, term loans, acquisition facilities or similar financing arrangements incurred by the Company and its Subsidiaries in an aggregate principal amount up to $3,000,000 or such higher amount needed to equal $15,000,000 when combined with the aggregate principal amount of Notes sold pursuant to this Agreement, or such larger amount as agreed in writing by the Company and the Lead Investors. For the avoidance of doubt, the senior convertible notes financing pursuant to the securities purchase agreement dated the date hereof is considered Permitted Senior Debt.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the shares of Series 1 preferred stock of the Company issued in exchange for the Notes upon the successful occurrence of the Nasdaq Uplist, having the rights, preferences, privileges and restrictions set forth in the Certificate of Designations and convertible into Common Stock in accordance with the terms of the Certificate of Designations, together with any securities issued in substitution therefor or in respect thereof as a result of any stock split, stock dividend, recapitalization, reclassification or similar transaction.

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States dollars.

“Principal Market” means the OTC Pink Tier of the OTC Markets.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall mean any amounts payable by the Company pursuant to Section 4.3(b) as liquidated damages arising from a Public Information Failure.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10(a).

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the date hereof by and among the Company and the Purchasers.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” shall have the meaning ascribed to such term in Section 4.11(a).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

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“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Notes, the Conversion Shares, the Warrant Shares, the Underlying Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization installments made in accordance with the Equity Conditions.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement between, inter alios, the Company and the Collateral Agent, dated the date hereof.

“Security Documents” means the Security Agreement, all UCC financing statements, control agreements, mortgages (if any), collateral assignments and all other agreements, instruments and documents executed in connection with the creation, perfection, maintenance or enforcement of the liens securing the Notes, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount paid by such Purchaser for the Notes and Warrants purchased hereunder, as set forth on such Purchaser’s signature page, in United States dollars and immediately available funds.

“Subsequent Financing” means any issuance, offer, sale or grant by the Company or any Subsidiary after the Closing Date of any equity security, debt security, Common Stock Equivalent or other financing instrument for capital raising purposes, whether in a public or private transaction, other than:

(i) securities issued pursuant to the Transaction Documents;

(ii) securities issued pursuant to the Exchange Agreements;

(iii) Incentive Shares;

(iv) securities issued in connection with the Nasdaq Uplist or any related offering;

(v) Exempt Issuances; and

(vi) Permitted Senior Debt.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQX, OTCQB or OTC Pink (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Agreement, the Exchange Agreements, all exhibits and schedules hereto and thereto, and all other documents executed in connection with the transactions contemplated hereby.

“Transfer Agent” means Vinyl Equity and any successor transfer agent of the Company, as applicable”.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Preferred Shares.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, N.Y. time) to 4:02 p.m. (New York, N.Y. time)), (b) if OTCQB, OTCQX or OTC Pink is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB, OTCQX or OTC Pink as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the OTC Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means the Common Stock purchase warrants delivered to the Purchaser at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall have a term of exercise of five (5) years after the initial exercise date, in the form of Exhibit B attached hereto.

“Warrant Coverage” means Warrant Shares equal to one hundred percent (100%) of the shares of Common Stock issuable upon conversion of the Notes, excluding the Exchange Notes, issued at Closing, subject to reduction by one (1) Warrant Share for every two (2) Incentive Shares issued.

“Warrant Shares” means the Common Stock issuable upon exercise of the Warrants.

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ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Initial Closing. On the Initial Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, Notes in an aggregate principal amount sufficient to satisfy the Minimum Financing Condition, plus such additional securities as may be issued pursuant to Exchange Agreements in exchange for existing indebtedness. Notes issued pursuant to Exchange Agreements shall not reduce, offset or otherwise count toward satisfaction of the Minimum Financing Condition. Purchaser shall deliver to the Escrow Agent, via wire transfer of immediately available funds, its Subscription Amount, and the Company shall deliver to each Purchaser its respective Note, Warrant and the other Transaction Documents required to be delivered at Closing. The Initial Closing shall occur electronically on the date designated by the Company and the Lead Investors, but in no event later than five (5) Trading Days following satisfaction or waiver of the conditions set forth herein.

(b) Additional Closing. The Company may conduct one or more Additional Closings until the earlier of (i) ninety (90) days following the Initial Closing or (ii) the sale of $15,000,000 in aggregate principal amount of Notes (each, an “Additional Closing Date”). Each Additional Closing shall occur on substantially identical terms and conditions as the Initial Closing. The aggregate principal amount of Notes sold pursuant to this Agreement shall not exceed $15,000,000. Exchange Notes issued pursuant to Exchange Agreements shall not be included in such calculation. Each Purchaser participating in an Additional Closing shall receive securities on the same economic terms as the Purchasers participating in the Initial Closing (subject only to differences in Closing Date and accrued interest adjustments, if any).

(i) Each Purchaser shall deliver its Subscription Amount to the Escrow Agent pursuant to the Escrow Agreement. All Subscription Amounts shall be held in escrow pending satisfaction or waiver of the applicable Closing Conditions set forth herein.

(ii) Upon satisfaction or waiver of all applicable Closing Conditions, including satisfaction of the Minimum Financing Condition, the Escrow Agent shall release the escrowed funds to the Company in accordance with the Flow of Funds Memorandum (as defined below).

(iii) The escrowed funds shall not be released to the Company unless and until the Minimum Financing Condition has been satisfied.

(iv) If the Minimum Financing Condition has not been satisfied on or before the Outside Date, this Agreement shall automatically terminate (unless otherwise agreed by the Company and the Lead Investors), and the Escrow Agent shall promptly return all escrowed Subscription Amounts to the applicable Purchasers, without deduction or offset.

2.2 Deliveries.

(a) On or prior to each applicable Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) as to the Initial Closing, this Agreement duly executed by the Company;

(ii) as to each Closing, a legal opinion of Company’s legal counsel, dated as of the applicable Closing Date, in a form and substance acceptable to the Purchasers;

(iii) as to each Closing, a Note, substantially in the form attached hereto as Exhibit A and/or Exhibit G, as applicable, registered in the name of such Purchaser with the Principal Amount reflected on to such Purchaser’s signature page;

(iv) a Warrant, substantially in the form attached hereto as Exhibit B, registered in the name of the applicable Purchaser exercisable for a number of shares equal to the applicable Warrant Coverage, with an initial exercise price equal to one hundred twenty-five percent (125%) of the Conversion Price and a five-year term. On the twelve-month anniversary of issuance, the exercise price shall automatically adjust to one hundred twenty-five percent (125%) of the average of the daily VWAP during the ten Trading Days immediately preceding such anniversary, subject to the Floor Price and provided that the result shall be structured to preserve equity classification under applicable accounting principles.

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(v) as to the Initial Closing, the Registration Rights Agreement covering all Conversion Shares, Warrant Shares, Incentive Shares and shares issuable in payment of interest or amortization obligations;

(vi) as to the Initial Closing, executed Exchange Agreements for each lender participating in the rollover or exchange contemplated by such agreement;

(vii) as to each Closing, the Company shall have provided each Purchaser with the Escrow Agent’s wire instructions;

(viii) as to the Initial Closing, separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note or exercise of the Warrant to be issued upon the Initial Closing Date;

(ix) as to the Additional Closing, separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note to be issued upon the Additional Closing Date;

(x) as to the Initial Closing, a Security Agreement, substantially in the Form attached as Exhibit C, duly executed by the Company;

(xi) as to the Initial Closing, UCC financing statements in form suitable for filing;

(xii) as to the Initial Closing, copies of resolutions duly adopted by the Board of Directors approving the transactions contemplated by the Transaction Documents and the related corporate actions;

(xiii) as to each Closing, an officer’s certificate certifying that the representations and warranties of the Company in this Agreement are true and correct as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date and no Event of Default has occurred;

(xiv) evidence within sixty (60) days of the Initial Closing that sufficient authorized but unissued Common Stock has been reserved for issuance of all Conversion Shares, Warrant Shares, Incentive Shares and shares issuable pursuant to amortization payments made in Common Stock under the Notes;

(xv) as to each Closing, a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Nevada (or comparable office), as of a date within 10 days of the Initial Closing;

(xvi) as to each Closing, a certificate evidencing the Company’s good standing issued by the Secretary of State of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within 10 days of the applicable Closing Date;

(xvii) as to each Closing, a certified copy of the Articles of Incorporation (or such equivalent organizational document) of the Company, dated within 30 days of the applicable Closing Date;

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(xviii) as to each Closing, an officer’s certificate, in the form reasonably acceptable to the Purchasers, executed by an officer of the Company and dated as of the applicable Closing Date, as to (i) the resolutions adopted by the Company’s board of directors authorizing the transactions contemplated hereby in a form reasonably acceptable to the Purchasers, and (ii) the Articles of Incorporation of the Company as in effect at the applicable Closing;

(xix) as to each Closing, a letter from the Transfer Agent certifying the number of Common Stock outstanding on the applicable Closing Date immediately prior to the applicable Closing;

(xx) as to each Closing, a flow of funds memorandum in form and substance mutually agreed to by the Company and the Purchasers (a “Flow of Funds Memorandum”) duly executed by the Company; and

(xxi) as to each Closing, such other documents, instruments, or certificates relating to the transactions contemplated by this Agreement as each Purchaser or its counsel may reasonably request.

(xxii) as to each Closing, the Escrow Agreement, duly executed by the Company and the Escrow Agent.

(b) On or prior to the applicable Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) as to the Initial Closing, this Agreement duly executed by such Purchaser;

(ii) as to each Closing, such Purchaser’s Subscription Amount by wire transfer to the Escrow Agent;

(iii) as to each Closing, a Flow of Funds Memorandum duly executed by such Purchaser;

(iv) as to each Closing, Escrow Agreement, duly executed by such Purchaser; and

(v) as to the Initial Closing, a Leak-Out Agreement duly executed by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on each Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to each Closing Date shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

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(b) The respective obligations of each Purchaser hereunder in connection with each Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on each Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to each Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the Company shall have delivered to the Transfer Agent separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note to be issued upon each Closing Date;

(v) the Company shall have delivered an officer’s certificate, dated as of the Closing Date, certifying that, to the knowledge of the Company, all material non-public information previously provided by the Company to the Purchasers in connection with the transactions contemplated by this Agreement and the Transaction Documents has either been publicly disclosed or otherwise disclosed to the Purchasers, and that no Purchaser is in possession of undisclosed material non-public information supplied by the Company as of the Closing.

(vi) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vii) from the date hereof to each Closing Date, as applicable, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at each applicable Closing;

(viii) no statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby;

(ix) the Company shall have provided evidence reasonably satisfactory to the Purchasers that the transactions contemplated hereby will not prevent the Company from pursuing the Nasdaq Uplist and that the Company shall have provided evidence reasonably satisfactory to the Lead Investors that the transactions contemplated hereby are reasonably expected to permit the Company to pursue compliance with Nasdaq quantitative listing standards, including stockholders’ equity, shareholder approval and public float requirements;

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(x) any Permitted Senior Debt shall not exceed $3,000,000, or such higher amount needed to equal $15,000,000 when combined with the aggregate principal amount of Notes sold pursuant to this Agreement, in principal amount unless approved by the Lead Investors;

(xi) the Registration Rights Agreement shall have been duly executed and delivered;

(xii) the Security Agreement and UCC filings shall have been executed and delivered;

(xiii) all Exchange Agreements shall have become effective or shall become effective simultaneously with the Closing;

(xiv) the Minimum Financing Condition shall have been satisfied;

(xv) the Lead Investors shall have the right to designate two (2) members of the Board of Directors (with each director so designated to be independent as defined in Nasdaq Listing Rule 5605), effective upon the Nasdaq Uplist and only to the extent permitted by applicable Nasdaq rules, including Nasdaq Listing Rule 5640;

(xvi) the Company shall have appointed, with the consent of the Lead Investors, a financial monitor reasonably acceptable to the Lead Investors. The Monitor shall have the right to meet with the Chief Executive Officer and the Chief Financial Officer on a monthly basis, participate in financial review meetings, receive monthly and quarterly financial statements, budgets, forecasts and variance reports, and discuss the Company’s financial condition, liquidity, cash management and operating results directly with management; and

(xvii) the Escrow Agreement shall have become effective and the Escrow Agent shall have confirmed receipt of the Subscription Amounts required to satisfy the Minimum Financing Condition.

2.4 Incentive Shares.

(a) Upon the Nasdaq Uplist, the Company shall issue Incentive Shares only to the extent reasonably necessary to satisfy Nasdaq initial listing requirements relating to unrestricted publicly held shares, public float and round-lot holders, including the requirement that the Company maintain at least $15,000,000 of unrestricted publicly held market value (or such other amount then required by Nasdaq).

(b) The issuance of Incentive Shares shall occur in advance (in an amount of time reasonably determined by the Company based on consultation and discussions with the relevant representatives from the Nasdaq Listing Department) of the Nasdaq Uplist in order to provide Nasdaq sufficient time to review and approve the application submitted by the Company in connection with the Nasdaq Uplist and prior to the commencement of trading of the Common Stock on Nasdaq.

(c) Promptly following determination of the final number of Incentive Shares issued, the number of Warrant Shares issuable pursuant to the Warrants shall automatically be reduced by one (1) Warrant Share for every two (2) Incentive Shares issued. Any resulting fractional Warrant Share shall be rounded down to the nearest whole share.

(d) The Company shall deliver to each holder a written calculation of the Incentive Shares issued and the corresponding reduction in Warrant Shares, and the Warrants shall thereafter be deemed amended automatically to reflect such reduction without further action by any party.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules provided with this agreement (the “Disclosure Schedules”), which shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser which representations shall be true and correct on each respective Closing Date:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and its subsidiaries are entities duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use their properties and assets and to carry on their business as currently conducted. Neither the Company and its subsidiaries are in violation nor default of any of the provisions of their respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and its subsidiaries are duly qualified to conduct business and are in good standing as foreign corporations or other entities in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the operations, assets, business, or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company and its subsidiaries have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company, assuming due authorization by the other parties thereto, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery, and performance by the Company and its subsidiaries of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

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(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 and Section 4.18 of this Agreement, (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws, (iii) those certain consents and waivers that are set forth in Schedule 3.1(e) and (iv) the Nasdaq Shareholder Approval (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Warrant Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements, or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders other than as disclosed in the SEC Reports or on Schedule 3.1(g). The SEC Reports and Schedule 3.1(g) additionally identify all outstanding preferred stock, warrants, options, convertible securities, exchange rights and other Common Stock Equivalents of the Company and its Subsidiaries. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no agreements providing for the adjustment, reset, repricing or modification of any exercise price, conversion price or exchange rate of any outstanding security of the Company.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof since January 1, 2023 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is current in its reporting obligations under the Exchange Act and is eligible to file all reports required thereunder.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director, or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the transactions contemplated by this Agreement and the other Transaction Documents or as set forth in the SEC Reports or on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence, or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets, or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation (however any governmental or administrative agency may define the matter) pending or threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (any, an “Action“) that would be reasonably expected to have a Material Adverse Effect. None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and either the Company is a party to a collective bargaining agreement, and the Company believes that its relationship with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure, or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

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(m) Environmental Laws. The Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials“) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in compliance, and (iii) Liens disclosed to the Collateral Agent in writing on or prior to the Effective Date.

(p) Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of it intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Nasdaq Matters.

(i) The Company has provided the Purchasers with all reasonable material information in its possession regarding the Nasdaq Uplist; provided, the Company is permitted to provide such information by Nasdaq and provided further that providing any such information would not cause competitive harm to the Company. The Company has no knowledge of any fact or circumstance that would reasonably be expected to materially impair its ability to pursue the Nasdaq Uplist, other than matters disclosed in the SEC Reports or the Disclosure Schedules and has not received any written notice from Nasdaq indicating that the Company would be ineligible to apply for listing.

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(ii) To the Company’s knowledge, no corporate action approved by the Board of Directors and contemplated by the Transaction Documents would cause the Company to be unable to pursue compliance with applicable initial listing requirements on the Nasdaq Capital Market, such as stockholders’ equity or the market value of unrestricted publicly held shares requirements.

(r) Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports or on Schedule 3.1(r),none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports or on Schedule 3.1(s), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of each Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. Other than as contemplated herein, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

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(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) Registration Rights. The Company has the requisite corporate authority to enter into the Registration Rights Agreement and perform its obligations thereunder. No approvals other than the Required Approvals are required for the filing and effectiveness of the registration statements contemplated thereby.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the SEC Reports and the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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(bb) Solvency. Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from each Closing Date. Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness other than any defaults disclosed in the SEC Reports or on Schedule 3.1(bb) that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing.

(cc) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

(dd) Tax Status. Except as disclosed in the SEC Reports or except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

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(ee) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ff) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(gg) Accountants. The Company’s accounting firm is set forth in the SEC Reports and such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2026.

(hh) Seniority. Except for Permitted Senior Debt and obligations expressly permitted under the Transaction Documents, no Indebtedness or other claim against the Company is senior to the Notes in right of payment or priority of lien.

(ii) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(jj) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(kk) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) would reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(ll) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(mm) Exchange Agreements. Each lender whose indebtedness is being exchanged, rolled, amended or otherwise incorporated into the financing contemplated by this Agreement has executed, or shall execute simultaneously with the applicable Closing, an Exchange Agreement in form and substance reasonably satisfactory to the Lead Investors. Upon effectiveness of such Exchange Agreements, the indebtedness subject thereto shall be exchanged, cancelled, amended or otherwise governed in accordance with the terms thereof and shall not retain any conversion, redemption, anti-dilution, default or other rights inconsistent with the Transaction Documents.

(nn) Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(oo) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(pp) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

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(qq) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(rr) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ss) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(tt) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, nor to the knowledge of the Company after due inquiry, any of the Company’s predecessors, affiliated issuers, directors, executive officers, other officers of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to each Purchaser a copy of any disclosures provided thereunder.

(uu) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(vv) Anti-Dilution. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities or instruments containing anti-dilution, reset, repricing, ratchet, most-favored-nation or similar provisions that would be triggered by the transactions contemplated by this Agreement. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities that would require stockholder approval under Nasdaq Rule 5635 upon issuance, conversion, exchange, repricing or adjustment, and no holder of any security is entitled to receive additional securities, economic rights or adjustments as a result of this financing.

(ww) Notice of Disqualification Events. The Company will notify each Purchaser in writing, prior to each Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(xx) Advertise Purple Acquisition. To the Company’s knowledge, all material approvals, consents and third-party authorizations required for the consummation of the Advertise Purple Acquisition either have been obtained or are capable of being obtained in the ordinary course, and the Company is not aware of any event or circumstance that would reasonably be expected to prevent or materially delay the consummation of such acquisition.

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(yy) Share Reserve. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Warrant Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(zz) No Material Non-Public Information. As of each Closing Date, the closing of the Exchange Agreements and the Nasdaq Uplist, neither the Company nor any of its Subsidiaries has provided any Purchaser with material non-public information that has not been publicly disclosed or otherwise made available to all Purchasers. On or prior to each Closing Date, the closing of the Exchange Agreements and the Nasdaq Uplist, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

(aaa) Section 3(a)(9) Exchange Transactions. The Company acknowledges and agrees that the exchange transactions contemplated by the Exchange Agreements, including (i) the exchange of existing indebtedness for Exchange Notes and (ii) the subsequent automatic exchange of such Exchange Notes for Preferred Shares upon the Nasdaq Uplist, are intended by the parties thereto to constitute a single integrated exchange transaction and to qualify for the exemption from registration provided by Section 3(a)(9) of the Securities Act. The Company has not paid and will not pay any commission, fee or other remuneration, directly or indirectly, for soliciting or facilitating such exchange transactions.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a resale registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

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(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts its Note it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser has full power and authority to make the investment contemplated hereby and to execute and deliver the Transaction Documents to which it is a party.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Independent Investigation. Such Purchaser has conducted its own independent review, investigation and analysis of the Company and the transactions contemplated hereby and acknowledges that it has been provided access to such information as it has deemed necessary to make its investment decision. Except for the representations and warranties expressly set forth in the Transaction Documents, such Purchaser is not relying upon any other statement or representation of the Company or any of its representatives.

(h) Collateral Agent. Such Purchaser acknowledges and agrees that enforcement of remedies, administration of collateral and actions with respect to Events of Default shall be governed by the Security Agreement and that such Purchaser’s rights with respect thereto are subject to the terms of the Security Agreement and the provisions of this Agreement relating to Lead Investors.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend, or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

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ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement. As set forth in further detail below, the Company agrees that any Securities, Underlying Shares, Warrant Shares, Incentive Shares or any other securities issued pursuant to the Transaction Documents shall be issued without a restrictive legend, or any existing restrictive legend shall be removed, if such securities are eligible for resale pursuant to Rule 144 without restriction (including compliance with applicable holding period requirements), covered by an effective registration statement or if a restrictive legend is otherwise not required under applicable securities laws.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time-to-time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act.

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(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a resale registration statement covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible to be sold, assigned, or transferred pursuant to Rule 144, when available (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of such Purchaser’s counsel), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). For the avoidance of doubt the Company shall pay all costs associated with such opinions and counsel to the Company shall provide all opinions with respect to any resales pursuant to Rule 144 or otherwise at the sole cost of the Company, and the Company shall provide confirmation to the Transfer Agent that all such opinions are acceptable. If all or any portion of a Note is converted or Warrant is exercised at a time when there is an effective resale registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC including what is known as Section 4(a)(1 1/2)) then such Underlying Shares shall be issued free of all legends. For avoidance of doubt, the Company agrees that after the requisite holding period to comply with Rule 144, the legend may be removed under Rule 144 of the Securities Act, assuming the holder satisfies the requirements of Rule 144. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than two Trading Days following the delivery by any Purchaser to the Company or the Transfer Agent of a certificate (or stock power if issued in book entry form) representing Underlying Shares issued without a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (or provide evidence of issuance in book entry form). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend; provided that such Purchaser, in good faith, cooperates reasonably with, and takes such customary actions as may be reasonably requested by the Company in connection with the delivery of such certificate without a legend, and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

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(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a resale registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) Until the earliest of the time that no Notes and if applicable no Preferred Shares remain outstanding, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six-month anniversary of the date hereof (and also from the six-month anniversary following any Additional Closing Date), and ending at such time as all Registrable Securities held by such Holder may be sold pursuant to Rule 144 without restriction or limitation and without the requirement that the Company be in compliance with Rule 144(c)(1), if the Company (i) fails to satisfy the current public information requirements of Rule 144(c), or (ii) if applicable, fails to satisfy the requirements of Rule 144(i)(2), a “Public Information Failure” shall be deemed to have occurred. In the event of a Public Information Failure, the Company shall pay to the applicable Holder, as liquidated damages and not as a penalty, an amount equal to two percent (2.0%) of such Holder’s Subscription Amount for the first thirty (30) day period during which the Public Information Failure continues, and an additional two percent (2.0%) of such Holder’s Subscription Amount for each subsequent thirty (30) day period (pro-rated for partial periods) during which the Public Information Failure continues. Notwithstanding the foregoing:

(i) the aggregate amount of Public Information Failure Payments payable to any Holder shall not exceed six percent (6%) of such Holder’s Subscription Amount;

(ii) no Public Information Failure Payments shall accrue for delays resulting from SEC review, SEC comment processes, Rule 415 limitations, holder delays, or other circumstances outside the reasonable control of the Company;

(iii) no Public Information Failure Payments shall be payable to the extent the applicable failure is otherwise compensated pursuant to the Registration Rights Agreement, and the parties acknowledge that no Holder shall be entitled to duplicative recovery for the same underlying event, circumstance or failure; and

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(iv) Public Information Failure Payments shall terminate immediately upon cure of the applicable Public Information Failure. Any Public Information Failure Payments due hereunder shall be paid within ten (10) Business Days following the end of the applicable period for which such amounts accrued. Any unpaid amount shall accrue interest at the rate of twelve percent (12%) per annum, or the maximum rate permitted by applicable law, whichever is less, from the date due until paid in full.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion Procedures. The form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Notes. The Company shall honor conversions of the Notes that are converted in accordance with the terms set forth in the Transaction Documents and shall deliver Underlying Shares in accordance with the terms, conditions, and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). As of each Closing Date, the closing of the Exchange Agreements and the Nasdaq Uplist, neither the Company nor any of its Subsidiaries has provided any Purchaser with material non-public information that has not been publicly disclosed or otherwise made available to all Purchasers. On or prior to each Closing Date, the closing of the Exchange Agreements and the Nasdaq Uplist, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

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4.7 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser would be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.6, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities primarily to fund the Advertise Purple Acquisition, pay transaction expenses, satisfy obligations under the Exchange Agreements, support the Nasdaq Uplist, and for general corporate and working capital purposes.

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4.10 Indemnification of Purchasers.

(a) Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any cause of action, Action, proceeding or claim (any, a “Claim”) instituted by the Company or its Affiliates or representatives or agents against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct) or (iii) any Claim brought or made against a Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) or which otherwise involves such Purchaser Party that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of a Purchaser or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any Action for injunctive or other equitable relief).

(b) The Company shall indemnify, defend and hold harmless each Purchaser and its affiliates, officers, directors, members, managers, partners, employees, agents and representatives from and against any and all losses, claims, damages, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, free writing prospectus or amendment or supplement thereto filed by or on behalf of the Company in connection with the transactions contemplated by this Agreement, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission was made in reliance upon and in conformity with written information furnished by such Purchaser expressly for inclusion therein.

(c) If any Action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10(c) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of Action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.11 Reservation and Listing of Securities.

(a) Reservation of Shares. While any Notes remain outstanding, the Company shall reserve from its authorized and unissued shares of Common Stock a number of shares sufficient to satisfy its obligations under the Transaction Documents, including the issuance of Conversion Shares, Warrant Shares, Incentive Shares and any shares issuable pursuant to amortization payments permitted under the Notes (the “Required Minimum”). The Required Minimum shall be calculated using an assumed Conversion Price of $0.03 per share (subject to adjustment for stock splits, stock dividends, combinations and similar recapitalization events), unless a different reserve methodology is approved by the Lead Investors. The Company shall review the Required Minimum no less frequently than once each calendar quarter and shall maintain at all times a sufficient reserve of authorized and unissued shares to satisfy its obligations under the Transaction Documents.

(b) Authorized Share Deficiency. If at any time the Company does not have sufficient authorized and available shares of Common Stock to satisfy the Required Minimum (an “Authorized Share Deficiency”), the Company shall promptly take all actions necessary to cure such deficiency, including: (i) obtaining board approval; (ii) seeking stockholder approval if required; and (iii) filing any charter amendment necessary to increase the Company’s authorized capital. The Company shall use commercially reasonable efforts to cure any Authorized Share Deficiency as promptly as practicable.

(c) Listing. The Company shall use commercially reasonable efforts to maintain the authorization, approval and listing of all shares reserved for issuance under the Transaction Documents on the applicable Trading Market and shall take all actions reasonably necessary to permit the issuance and trading thereof.

(d) Nasdaq Uplist Termination. Upon the Nasdaq Uplist, the reserve requirements set forth in this Section 4.11 shall automatically terminate and be of no further force or effect, and the Company shall thereafter have no obligation to reserve shares pursuant to this Agreement or the Notes.

4.12 Change in Transfer Agent. If the Company’s agency relationship the Transfer Agent should be terminated for any reason while all or any portion of the Notes remain outstanding, the Company shall immediately appoint a successor transfer agent acceptable to the Purchasers and shall require that the successor Transfer Agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions with respect to each Purchaser. Failure to adhere to this covenant shall automatically be deemed a material breach of this Agreement and an Event of Default under the Note.

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4.13 Subsequent Equity Sales.

(a) From the date hereof until such time as no Purchaser holds any of the Notes, without the prior written consent of the Lead Investors, the Company shall not enter into any Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement whereby the Company may issue securities at a future determined price. For avoidance of doubt, the foregoing restriction shall not apply to an equity line of credit entered into between the Company and an entity designated by the Lead Investors.

(b) While any Notes are outstanding, the Company shall not issue any equity option, warrant or similar instrument (except for securities issued in Exempt Issuances) which contains an “alternative cashless exercise” provision that provides for the exercise of such security without payment of the exercise price in cash and does not require the security to be “in the money,” and in the event of any such issuance in violation of this Section 4.13(b), in addition to the other rights and remedies provided under the Transaction Documents including without limitation the right to receive damages in connection therewith, any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude or nullify any such issuance.

4.14 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.15 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

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4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at each Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Lead Investors. Notwithstanding the foregoing, Company may effect, in its sole discretion, a reverse stock split reasonably necessary to satisfy Nasdaq initial listing requirements without the consent of any third party, including any consent of Lead Investors.

4.18 Security Documents.

(a) The Company shall enter into the Security Agreement.

(b) The Company shall authorize the filing of all UCC financing statements required by the Security Agreement.

4.19 Warrant Agreement. The Company agrees to enter into the form of warrant agreement between the Company and the Purchasers as set forth in Exhibit B.

4.20 [Reserved].

4.21 Further Assurances. The Company hereby agrees that, from time to time upon the written request of the Collateral Agent or the Lead Investors, it will execute and deliver such further documents and do such other acts and things as the Purchaser may reasonably request in order fully to comply will all of the Company’s obligations under the Transaction Documents, including without limitation in respect of Sections 4.18 and 4.19 above.

4.22 [Reserved].

4.23 Restriction on Activities. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not, directly or indirectly, without the Purchasers’ prior written consent, which consent shall not be unreasonably withheld: (a) materially change the nature of its business; or (b) sell, divest, or change the structure of any material assets other than in the ordinary course of business.

4.24 Corporate Existence. The Company shall, while any Notes remain outstanding, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the Transaction Documents and (ii) is a publicly traded corporation whose common stock is listed for trading or quotation on the Principal Market, any national securities exchange, including, but not limited to, any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

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4.25 Other Notes or Indebtedness. The Company shall not incur Indebtedness other than: (i) Permitted Senior Debt, including liens securing such debt; (ii) Indebtedness disclosed on Schedule 3.1(bb); (iii) purchase money indebtedness; (iv) capital leases; (v) seller notes and earnouts; and (vi) trade payables incurred in the ordinary course; and (vii) other indebtedness approved by the Lead Investors.

4.26 Most Favored Nation. At any time from the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not enter into any Subsequent Financing with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Purchasers by this Agreement or the Note unless, in any such case, each Purchaser has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and such Purchaser. For the avoidance of doubt, issuances in connection with the Nasdaq Uplist, Exchange Agreements, preferred exchange transactions, employee compensation arrangements and Exempt Issuances shall not constitute Subsequent Financings for purposes of this Section.

4.27 No Broker-Dealer Acknowledgement. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not, to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that any Purchaser is currently, or ever has been, a broker-dealer under the Exchange Act.

4.28 Collateral Agent. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, all collateral administration, accelerations, waivers, amendments, consents, enforcement actions and remedies relating to the Notes and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

4.29 Financial Monitor. For so long as any Notes remain outstanding, the Company shall:

(a) meet with the Financial Monitor not less than once each calendar month and at such other times as may be reasonably requested by the Financial Monitor or the Lead Investors.

(b) provide the Financial Monitor and its representatives reasonable access, during normal business hours and upon reasonable advance notice, to the Company’s books and records, financial information, management, employees, advisors and facilities as reasonably necessary for the Financial Monitor to perform its duties;

(c) promptly provide such financial and operating information as the Financial Monitor may reasonably request;

(d) cooperate in good faith with the Financial Monitor and give due consideration to the Financial Monitor’s recommendations; and

(e) use its reasonable best efforts to comply with and implement the Financial Monitor’s reasonable requests, recommendations and suggestions, except to the extent the Company determines in good faith that compliance would violate applicable law or fiduciary duties.

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4.30 Nasdaq Uplist Termination. Notwithstanding anything contained in this Agreement, the Notes, the Security Documents or any other Transaction Document to the contrary, upon the occurrence of the Nasdaq Uplist and the automatic exchange of the Notes into Preferred Shares:

(a) all Notes, including the Exchange Notes, shall be deemed cancelled, surrendered, extinguished and satisfied in full;.

(b) all liens and security interests granted pursuant to the Security Documents shall automatically terminate and be released;

(c) all affirmative covenants and negative covenants contained in this Agreement and the Notes shall automatically terminate;

(d) all participation rights, rights of first offer, issuance restrictions, reserve requirements and similar debt-related protections contained in this Agreement and the Notes shall automatically terminate;

(e) all Events of Default and remedies under the Notes shall automatically terminate;

(f) the relationship among the parties shall thereafter be governed solely by the Certificate of Designations, the Registration Rights Agreement, the Leak-Out Agreement and Warrant Agreement; and

(g) no provision of this Agreement shall survive the Nasdaq Uplist and the issuance of the Preferred Shares, except those expressly stated to survive by their terms.

4.31 Leak-Out Restrictions.

(a) For the period beginning on the date that the Common Stock commences trading on Nasdaq and ending on the date that is one hundred eighty (180) days thereafter, each Purchaser and each holder of securities issued pursuant to the Exchange Agreements shall agree that the aggregate number of shares sold by such holder on any Trading Day shall not exceed five percent (5%) of the trailing ten (10) Trading Day average daily trading volume of the Common Stock.

(b) For purposes of this Section, all shares held by such holder and its Affiliates, including shares acquired upon conversion of Preferred Shares, exercise of Warrants, issuance of Incentive Shares or otherwise pursuant to the Transaction Documents, shall be aggregated.

(c) The restrictions contained in this Section shall automatically terminate if, for twenty (20) consecutive Trading Days, the Common Stock trades with average daily trading value in excess of $1,000,000 and at a price at least twenty percent (20%) greater than the Conversion Price.

(d) The Company shall cause compliance with this Section to be a condition to the issuance of any Preferred Shares, Incentive Shares or other securities issued pursuant to the Transaction Documents.

(e) Each Purchaser agrees to execute and be bound by the Leak-Out Agreement attached hereto as Exhibit E.

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4.32 Appointment of Chief Financial Officer. Following the Closing and during the Governance Rights Period, the Company shall maintain a Chief Financial Officer reasonably acceptable to the Lead Investors and the Board of Directors, with the Board retaining final hiring authority. If no such Chief Financial Officer is in place as of the Closing, the Company shall use commercially reasonable efforts to appoint a Chief Financial Officer within thirty (30) days following the Closing (or such later date as may be mutually agreed by the Company and the Lead Investors). The Company shall not terminate, replace or materially modify the duties of such Chief Financial Officer without prior written notice to and consultation with the Lead Investors; provided, however, that the Board, which may consult with the Company’s Chief Executive Officer, shall retain final authority with respect to any such termination, replacement or material modification of the duties of such Chief Financial Officer.

4.33 Maximum Issuance Limits. The Purchasers fully understand that, when applicable, including upon the Nasdaq Uplist, the Company intends to comply with the shareholder approval requirements of Nasdaq Listing Rule 5635(d) (and, to the extent applicable, Nasdaq Listing Rule 5635(b)), and, as such, the Company shall not issue any shares of Common Stock, or any underlying shares of Common Stock, including the Conversion Shares, Warrant Shares, Incentive Shares, shares issuable upon conversion of the Preferred Shares and other shares of Common Stock issuable pursuant to this Agreement and the other Transaction Documents (the “Underlying Shares”), which would exceed 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of this Agreement (as adjusted for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events), and, to the extent applicable in the case of Nasdaq Listing Rule 5635(b)), no holder may convert or exercise any Underlying Shares to the extent that such conversion or exercise would also result in such holder (individually or as part of a group) holding the largest voting interest in the Company (the “Exchange Cap”), unless and until the Company has obtained Nasdaq Shareholder Approval.

4.34 Allocation of Cap. Until Nasdaq Shareholder Approval is obtained, the Underlying Shares shall be issued to the Purchasers pro rata up to the Exchange Cap limit. If any conversion of Notes, exercise of Warrants or conversion of the Preferred Shares would result in an issuance exceeding the Exchange Cap, the portion of the transaction exceeding such cap shall be held in abeyance and deferred, until official Nasdaq Shareholder Approval is secured.

4.35 Floor Price. Under no circumstances shall the Conversion Price of the Notes or Exercise Price of the Warrants (the “Floor Price”), or the Conversion Price of the Preferred Shares (the “Conversion Floor Price”) or any other securities issued pursuant to this Agreement be adjusted (subject to adjustment for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events) below (i) the Minimum Price as of the execution date of this Agreement, unless an alternative exception applies, and (ii) the minimum bid price per share required for the Common Stock to achieve initial listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5505(a)(1)(A), and to maintain such listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5550(a)(2).

The “Minimum Price” (as defined by Nasdaq Listing Rule 5635(d)(1)(A)) is the lower of (i) the Official Closing Price (as reflected on Nasdaq.com) immediately preceding the execution of this Agreement, or (ii) the average Official Closing Price of the Common Stock for the five (5) Trading Days immediately preceding the execution of this Agreement (or, in the event the Common Stock is not yet listed on the Nasdaq Capital Market as of the date hereof, the lower of (x) the last reported closing bid price on the OTC market on the Trading Day immediately preceding the date of this Agreement, and (y) the average of the last reported closing bid prices on the OTC market for the five (5) Trading Days immediately preceding the date of this Agreement);

4.36 Nasdaq Shareholder Approval. If shareholder approval is required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the issuance, conversion, exchange or exercise of any securities contemplated by this Agreement or any of the other Transaction Documents, the Company shall use commercially reasonable efforts to obtain such shareholder approval as promptly as practicable and as described in more detail in Section 4.37 below. The Company shall prepare and file all necessary documentation required to obtain the Nasdaq Shareholder Approval, including, but not limited to, preliminary and definitive information statements (and if required, proxy materials, to call and hold all required shareholder meetings) and otherwise take all actions reasonably necessary to obtain such approval. Until such approval is obtained, the Company shall not issue, convert, exchange or permit the exercise of any securities to the extent doing so would violate applicable Nasdaq rules. Section 78.320 of the Nevada Revised Statutes (“NRS”) provides, in part, that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. As of the date of this Agreement, the Company is eligible to utilize Section 78.320 of the NRS due to the fact that the Company’s Chief Executive Officer holds over a majority of the Company’s voting power.

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4.37 Timeline for Nasdaq Shareholder Approval. The Company agrees to prepare and file with the SEC, as soon as reasonably practicable but in no event later than 30 calendar days following the Closing Date, a preliminary information statement (or if necessary, a preliminary proxy statement) to notify shareholders that corporate actions described in this Agreement and the other Transaction Documents have been authorized, including, but not limited to: (i) authorization of the issuance of all underlying shares of Common Stock, including the Conversion Shares, Warrant Shares, Incentive Shares and other shares issuable pursuant to the Transaction Documents in excess of the 19.99% Exchange Cap limit; and (ii) authorization of an adjustment of the established Floor Price or Conversion Floor Price, as the case may be, if required in compliance with the rules and regulations of The Nasdaq Stock Market LLC.

4.38 Nasdaq Uplist Protections

(a) Company Discretion Over Uplist. The Company shall have sole and absolute discretion over the timing, manner, structure and execution of the Nasdaq Uplist, including the selection of advisors, the form of listing application, the determination of compliance strategies, and the structuring of any related transactions. No Purchaser shall have any right to direct, approve or veto any aspect of the Company’s Nasdaq Uplist strategy or application, except as expressly set forth in this Agreement.

(b) Commercially Reasonable Efforts Standard. The Company shall use commercially reasonable efforts to pursue the Nasdaq Uplist following the Initial Closing. The parties acknowledge that the Nasdaq Uplist is subject to Nasdaq’s review and approval process and that the Company’s obligation is one of commercially reasonable efforts, not a guarantee of result. No failure to achieve the Nasdaq Uplist shall constitute a breach of this Agreement or an Event of Default under the Notes, provided the Company has used commercially reasonable efforts to pursue the same.

(c) Purchaser Cooperation. Each Purchaser shall, and shall cause its Affiliates to, reasonably cooperate with the Company in connection with the Nasdaq Uplist, including: (i) executing and delivering such documents and instruments as the Company may reasonably request in connection with the Nasdaq listing application; (ii) providing to the Company, on a timely basis, such information regarding such Purchaser as may be required by Nasdaq or the SEC in connection with the listing application; (iii) complying with any round-lot holder, public float or unrestricted share requirements applicable to the Nasdaq Uplist; and (iv) not taking any action that such Purchaser knows or reasonably should know would materially impair, delay or prevent the Nasdaq Uplist.

(d) Conversion and Exercise Restrictions Pending Uplist. Notwithstanding anything to the contrary in this Agreement or the other Transaction Documents, if the Company determines in good faith that any conversion of Notes or the Preferred Stock or exercise of Warrants would reasonably be expected to cause the Company to fail to satisfy any Nasdaq listing standard (including minimum bid price, public float, stockholders’ equity or round-lot holder requirements), the Company may defer such conversion or exercise for a period not to exceed thirty (30) days by delivering written notice to the applicable Purchaser specifying the basis for such deferral. Any such deferral shall not constitute an Event of Default under the Notes or a breach of this Agreement, and no interest, penalties or liquidated damages shall accrue during any such deferral period.

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(e) Nasdaq Compliance Actions. The Company may, without the consent of the Purchasers, take such corporate actions as are reasonably necessary to satisfy Nasdaq’s initial listing requirements, including: (i) adopting corporate governance policies and committee charters required by Nasdaq; (ii) appointing independent directors to satisfy Nasdaq independence requirements; (iii) amending its charter or bylaws to the extent required by Nasdaq listing rules; and (iv) implementing internal controls and procedures required by Nasdaq. No such action shall be deemed a breach of this Agreement or any Transaction Document or give rise to any consent, approval or waiver right of the Purchasers, provided that such action does not materially and adversely affect the economic rights of the Purchasers under the Notes, the Warrants or Preferred Shares.

ARTICLE V.

 MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or by the Company, by written notice to the other parties, if the Initial Closing has not been consummated on or before the Outside Date, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, if the Minimum Financing Condition has not been satisfied on or before the Outside Date, this Agreement shall automatically terminate and all funds held by the Escrow Agent shall be returned to the applicable Purchasers in accordance with the Escrow Agreement.

5.2 Right to Participate. At any time after the date of this Agreement, the Purchaser shall have the right to purchase up to its then pro rata share of New Securities which the Company may propose to sell and issue. In the event the Company proposes to undertake an issuance of New Securities during such period, it shall give the Purchaser written notice of its intention, describing the type of New Securities, their price, the number of New Securities to be offered, and the general terms upon which the Company proposes to issue the same. The Purchaser shall have ten (10) calendar days after any such notice is delivered to agree to purchase at the same price (which shall be the public purchase price, if applicable) and upon the same terms, including closing date, such New Securities in an amount up to the Purchaser’s pro rata share of such New Securities. Notwithstanding the foregoing, the participation rights set forth herein shall not apply to Exempt Issuances, securities issued pursuant to the Exchange Agreements, securities issued in connection with the Nasdaq Uplist, Incentive Shares, acquisitions, strategic transactions, Permitted Senior Debt or employee equity compensation plans approved by the Board of Directors. The participation rights set forth herein shall terminate automatically upon the earlier of (i) repayment of all Notes or (ii) the Nasdaq Uplist. The participation right shall not apply to: (i) the Nasdaq Uplist or related financing transactions; (ii) Incentive Shares; (iii) securities issued pursuant to Exchange Agreements; (iv) acquisition transactions; (v) strategic transactions; (vi) employee benefit plans; (vii) post-listing at-the-market programs; (viii) Permitted Senior Debt; and (ix) Exempt Issuances.

5.3 Fees and Expenses. At the Initial Closing, the Company shall reimburse the Purchasers $50,000 for its legal fees and expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York, N.Y. time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York, N.Y. time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.6 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Lead Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially, and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.6 shall be binding upon each Purchaser and holder of Securities and the Company. Such amendment provision shall not be construed to mean that the beneficial ownership limitation of the Note may be increased.

5.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lead Investors (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.9.

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5.10 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts located in the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of such state and federal courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

5.11 Survival. The representations and warranties contained herein shall survive each Closing and the delivery of the Securities.

5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of a Note, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice concurrently with the restoration of such Purchaser’s right to acquire such shares pursuant to such Note (including issuance of a replacement Note evidencing such restored right).

5.15 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

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5.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.18 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.19 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, all collateral administration, amendments, waivers, accelerations, enforcement actions and remedies relating to the Notes, Security Documents and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors in accordance with the Security Agreement. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

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5.20 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.21 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any Action or the expiration of any right required or granted herein shall not be a Business Day, then such Action may be taken, or such right may be exercised on the next succeeding Business Day.

5.22 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.23 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ONAR HOLDING CORPORATION		Address for Notice:
By:		990 Biscayne Blvd, 5th Floor, Miami, FL 33132
	Name: Claude Zdanow	Email: c@onar.com
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[Signature Page to Securities Purchase Agreement]

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[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ______________________________________________________

Signature of Authorized Signatory of Purchaser: ________________________________

Name of Authorized Signatory: _____________________________________________

Title of Authorized Signatory: ______________________________________________

Email Address of Authorized Signatory: ______________________________________

Address for Notice to Purchaser: ___________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Principal Amount for each of Initial and Additional: $_____________

Subscription Amount for each of Initial and Additional: $_____________

Initial Warrant Shares: _____________

Additional Warrant Shares: _____________

EIN Number: _________________________

Wire Instructions to Purchaser for Interest Payments or Note Repayment:

Bank Name: ____________

Routing No. ____________

Account No: _____________

SWIFT____________

Bank Address: ____________

Phone Number: ____________

[Signature Page to Securities Purchase Agreement]

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EXHIBIT A

Form of Note

See the ONAR Holding Corporation Current Report on Form 8-K filed with the SEC on September 29, 2026

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EXHIBIT B

Form of Warrant

THIS SECURITY AND THE SECURITIES FOR WHICH THIS SECURITY IS EXCERCISABLE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

September 28, 2026

WARRANT TO PURCHASE

COMMON STOCK

OF

ONAR HOLDING CORPORATION

Company:	ONAR Holding Corporation, a Nevada corporation
Number of shares:	[●]
Class or Series:	Common Stock
Issue Date:	September 28, 2026
Expiration Date:	Five years after the Issue Date, or September 28, 2031

Warrant No. 2026-[●]

THIS CERTIFIES THAT, for good and valuable consideration, the Purchaser identified on the applicable signature page to the Purchase Agreement, or its permitted assigns (the “Holder”), at any time and from time to time prior to the Expiration Date as stated above, is entitled to purchase from ONAR Holding Corporation, a Nevada corporation (the “Company”) fully paid and non-assessable Exercise Shares (subject to adjustment as provided herein) at the Exercise Price, subject to the terms and conditions set forth in this Warrant.

1. DEFINITIONS.As used herein, the following terms shall have the following respective meanings:

(a) “Board” shall mean the Company’s board of directors.

(b) “COI” means the Certificate of Incorporation of the Company, as such may be amended, modified or restated from time to time.

(c) “Conversion Price” means the Conversion Price as defined in the Purchase Agreement.

(d) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

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(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f) “Exchange Agreements” means the agreements pursuant to which existing indebtedness may be exchanged or rolled into Exchange Notes (as defined in the Purchase Agreement) issued pursuant to the financing contemplated by the Purchase Agreement.

(g) “Exempt Issuance” shall have the meaning set forth in the Purchase Agreement.

(h) “Exercise Price” means 125% of the Conversion Price, as determined pursuant to the Purchase Agreement. On the twelve (12) month anniversary of the Issue Date, the Exercise Price shall automatically reset to 125% of the Market Price then in effect, provided that in no event shall the Exercise Price be reduced below the Floor Price.

(i) “Exercise Shares” shall mean 425,495,424 shares of Common Stock issuable upon exercise of this Warrant. The number of Exercise Shares shall be reduced by one (1) Exercise Share for every two (2) Incentive Shares issued to the Holder pursuant to the Transaction Documents. The number of Exercise Shares shall be subject only to adjustment pursuant to Section 3.1 (Share Reorganization), Section 3.2 (Capital Reorganization), the Incentive Share adjustment set forth herein and other customary adjustments for stock splits, stock dividends, combinations, recapitalizations and similar transactions.

(j) “Fair Market Value” of one Exercise Share shall be equal to the amount to which one share of Common Stock is entitled in such sale of the Company, giving effect to the Exercise Shares as if this Warrant had been exercised prior to such sale of the Company.

(k) “Floor Price” shall mean, notwithstanding anything to the contrary contained in this Warrant, in no event shall the Exercise Price be adjusted (subject to adjustment for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events) below (i) the Minimum Price as of the execution date of this Warrant, unless an alternative exception applies, and (ii) the minimum bid price per share required for the Common Stock to achieve initial listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5505(a)(1)(A), and to maintain such listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5550(a)(2).

(l) “Incentive Shares” shall have the meaning set forth in the Purchase Agreement.

(m) “Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp.; provided that any approval, consent, waiver, amendment, direction or other action of the Lead Investors under any Transaction Document shall require the written consent of all three Lead Investors.

(n) “Market Price” shall have the meaning set forth in the Purchase Agreement.

(o) “Minimum Price” (as defined by Nasdaq Listing Rule 5635(d)(1)(A)) is the lower of (i) the Official Closing Price (as reflected on Nasdaq.com) immediately preceding the execution of this Warrant, or (ii) the average Official Closing Price of the Common Stock for the five (5) Trading Days immediately preceding the execution of this Warrant (or, in the event the Common Stock is not yet listed on the Nasdaq Capital Market as of the date hereof, the lower of (x) the last reported closing bid price on the OTC market on the Trading Day immediately preceding the date of this Warrant, and (y) the average of the last reported closing bid prices on the OTC market for the five (5) Trading Days immediately preceding the date of this Warrant).

(p) “Nasdaq Uplist” means once the Company has received Nasdaq’s approval of the Company’s application to list its Common Stock on The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (collectively, “Nasdaq”) and the date on which the Company’s Common Stock commences trading on the Nasdaq. At the Company’s election, “Nasdaq” could mean for purposes of this Agreement and the other Transaction Documents, a comparable national securities exchange, such as the NYSE American LLC.

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(q) “Notes” means the senior secured convertible notes due eighteen (18) months from issuance issued by the Company pursuant to the Purchase Agreement, including any notes issued in connection with additional closings and any notes issued pursuant to the Exchange Agreements.

(r) “Options” means any rights, warrants or options to subscribe for or purchase share of Common Stock or Convertible Securities.

(s) “Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a governmental or political subdivision, agency or instrumentality.

(t) “Principal Market” means the principal Trading Market on which the Common Stock is then listed or quoted.

(u) “Purchase Agreement” means the Securities Purchase Agreement dated September 28, 2026 among the Company and the Purchasers party thereto.

(v) “Purchasers” means the purchasers party to the Purchase Agreement.

(w) “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of September 28, 2026 by and among the Company and the Purchasers party thereto.

(x) “Securities Act” the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(y) “Trading Day” means a day on which the principal Trading Market is open for trading.

(z) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQX or OTCQB (or any successors to any of the foregoing).

(aa) “Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

(bb) “Warrant” means this Warrant to Purchase shares of Common Stock of the Company.

(cc) “Warrant Coverage” shall have the meaning set forth in the Purchase Agreement.

(dd) “Warrant Shares” means the share of Common Stock issuable upon exercise of this Warrant.

2. EXERCISE OF WARRANT AND EXPIRATION

2.1 Exercise. The rights represented by this Warrant may be immediately exercised in whole or in part at any time prior to the Expiration Date, by delivering to the Company the following:

(a) an executed Notice of Exercise in the form attached hereto; and

(b) payment of the Exercise Price in cash or by check, or by wire transfer of immediately available funds to an account designated by the Company; or Cashless Exercise in the event the shares of Common Stock are not registered (pursuant to Section 2.2 below).

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The Person in whose name any Exercise Shares are to be issued shall be deemed to become the holder of record of such Exercise Shares on the date which this Warrant is surrendered and payment of the Exercise Price is received.

The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

2.2 Cashless Exercise. If the shares of Common Stock are not registered, the Holder may elect to exercise this Warrant on a cashless basis, by canceling a portion of this Warrant in payment of the Exercise Price payable in respect of the number of Exercise Shares purchased upon such exercise (such exercise, a “Cashless Exercise”). In the event of an exercise pursuant to this Section 2.2, the number of Exercise Shares issued to the Holder shall be determined according to the following formula:

X = Y(A-B) / A

X = the number of Exercise Shares that shall be issued to the Holder;

Y = the number of Exercise Shares for which this Warrant is being exercised (which shall include both the number of Exercise Shares issued to the Holder and the number of Exercise Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price);

A = the Fair Market Value of one Exercise Share; and

B = the Exercise Price.

2.3 Delivery of Certificate. Within one (1) Trading Day after Holder exercises this Warrant in the manner set forth in Section 2.1 or 2.2 above, if Exercise Shares are then certificated by the Company, the Company shall deliver to Holder a certificate representing the Exercise Shares issued to Holder upon such exercise. If the Exercise Shares are not then certificated by the Company, the Company will deliver to Holder such evidence of the issuance of such Exercise Shares to Holder as required or permitted under the COI or, if there be none, such evidence as Holder may reasonably request.

2.4 Expiration. This Warrant expires, and shall become null and void, upon the Expiration Date. To the extent that the Holder has not exercised this Warrant (in whole or in part) on or before the Expiration Date, the Warrant shall be automatically exercised on a cashless basis.

2.5 Registration Rights. The Exercise Shares shall constitute “Registrable Securities” under the Registration Rights Agreement and shall be entitled to all rights and benefits afforded thereby, subject to the limitations and conditions contained therein.

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3. ADJUSTMENTS.

3.1 Share Reorganization. If the Company shall subdivide its outstanding shares into a greater number of shares or consolidate its outstanding shares into a smaller number of shares (any such event being herein called a “Share Reorganization”), then the number of Exercise Shares shall be adjusted, effective immediately after the effective date of such Share Reorganization, to a number determined by multiplying the number of Exercise Shares immediately prior to such effective date by a fraction, the numerator of which shall be the Common Stock outstanding on such effective date after giving effect to such Share Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding before giving effect to such Share Reorganization.

3.2 Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing entity and which does not result in any reclassification of, or change (other than a Share Reorganization) in, outstanding shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a “Capital Reorganization”), then, effective upon the effective date of such Capital Reorganization, the Holder shall no longer have the right to purchase shares, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of securities and property (including cash) which the Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization.

3.3 Notice of Adjustment. The Company shall notify the Holder in writing, within a reasonable time following any action which requires or might require an adjustment or readjustment to the Exercise Shares pursuant to Section 3.1 or Section 3.2, describing the event in reasonable detail and specifying the effective date and the required adjustment and computation thereof.

3.4 Exercise Price Reset. On the twelve (12) month anniversary of the Issue Date, the Exercise Price shall automatically adjust to 125% of the Market Price then in effect; provided, however, that in no event shall the Exercise Price be reduced below the Floor Price.

3.5 Equity Classification. The provisions of this Warrant shall be interpreted and implemented in a manner intended to preserve equity classification of this Warrant under applicable accounting principles to the maximum extent permitted by law and accounting guidance. If any provision of this Warrant would reasonably be expected to result in liability classification, the Company and the Lead Investors shall cooperate in good faith to amend such provision while preserving the economic intent of the parties.

3.6 Incentive Share Adjustment. Upon the issuance of any Incentive Shares to the Holder pursuant to the Transaction Documents, the number of Exercise Shares issuable under this Warrant shall automatically be reduced by one (1) Exercise Share for every two (2) Incentive Shares issued to such Holder. The Company shall provide the Holder with written notice of any such adjustment promptly following the issuance of the applicable Incentive Shares, setting forth in reasonable detail the calculation of the revised number of Exercise Shares. Except for the adjustment expressly provided in this Section and the adjustments contemplated by Sections 3.1 and 3.2, the number of Exercise Shares shall not be adjusted for any issuance of Incentive Shares or other securities of the Company.

4. REPRESENTATIONS OF HOLDER

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring this Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of this Warrant or the Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of this Warrant and the Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2 Securities Not Registered.

(a) The Holder understands that this Warrant and the Exercise Shares have not been registered under the Securities Act. The Holder understands and acknowledges that the basis for an exemption to such registration may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring this Warrant or the Exercise Shares for a fixed or determinable period in the future (other than the term of this Warrant), selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing this Warrant and the Exercise Shares. The Holder has no such present intention.

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(b) The Holder understands and acknowledges that this Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

(c) The Holder is aware that neither this Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for such securities, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of such securities being sold during any three month period not exceeding specified limitations. The Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.4 Disposition of Warrant and Exercise Shares.

(a) Subject to the additional requirements in Section 7, the Holder further agrees not to make any disposition of all or any part of this Warrant or Exercise Shares in any event unless and until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such effective registration statement; or

(ii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of this Warrant or such Exercise Shares under the Securities Act or any applicable state securities laws.

(iii) The Holder understands and agrees that all certificates, if any, evidencing the Exercise Shares to be issued to the Holder shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.5 Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

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4.6 Beneficial Ownership Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to the exercise set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below) (the “Maximum Percentage”). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) exercise of the remaining, unconverted principal amount of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other notes) beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4.6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant may be exercised (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Exercise that such Notice of Exercise has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4.6, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4.6, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the Beneficial Ownership Limitation provisions of this Section 4.6 shall continue to apply. Any such increase will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4.6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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5. REPRESENTATION OF COMPANY. The Company represents and warrants that all securities that may be issued upon the exercise of this Warrant shall upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except as stated under applicable federal and state securities laws. Nothing contained herein shall require the Company to protect the Exercise Shares or the Holder from dilution resulting from any issuance of securities by the Company following the Issue Date, except for the adjustments expressly provided for in this Warrant.

6. LEAK-OUT RESTRICTION. The Holder acknowledges and agrees that all Exercise Shares issued pursuant to this Warrant shall be subject to the Leak-Out Agreement to the extent required under the Transaction Documents.

7. NO SHAREHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

8. TRANSFER OF WARRANT. Certificates evidencing the shares of Common Stock shall not contain any legend (including the legend set forth in Section 4.4(a)(iii) hereof): (i) while a resale registration statement covering the resale of such security is effective under the Securities Act, (ii) if such shares of Common Stock are eligible to be sold, assigned, or transferred pursuant to Rule 144, when available, which, for the avoidance of doubt, shall be available only in the event that a resale registration statement covering the resale of shares of Common Stock is not available) (provided that the Holder provides the Company with reasonable assurances that the shares of Common Stock are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of the Holder’s counsel), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). For the avoidance of doubt the Company shall pay all costs associated with such opinions and counsel to the Company shall provide all opinions with respect to any resales pursuant to Rule 144 or otherwise at the sole cost of the Company, and the Company shall provide confirmation to the transfer agent that all such opinions are acceptable. If all or any portion of the Note is converted or Warrant is exercised at a time when there is an effective resale registration statement to cover the resale of the shares of Common Stock, or if such shares of Common Stock may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC including what is known as Section 4(a)(1 1/2)) then such shares of Common Stock shall be issued free of all legends. The Company agrees that after the requisite holding period to comply with Rule 144 and upon effectiveness of a resale registration statement, any legend on shares of Common Stock will be removed under Rule 144 of the Securities Act, assuming the Holder satisfies the requirements of Rule 144. The Company agrees that at such time as such legend is no longer required, it will, no later than two Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate (or stock power if issued in book entry form) representing shares of Common Stock issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the Holder a certificate representing such shares that is free from all restrictive and other legends (or provide evidence of issuance in book entry form). Certificates for shares of Common Stock subject to legend removal shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder. Certificates for the shares of Common Stock subject to legend removal hereunder shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder.

9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

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10. Nasdaq Uplist EXERCISE Restrictions.

10.1 Floor Price. Notwithstanding any other provision of this Warrant, in no event shall the Exercise Price be reduced below the Floor Price. Any adjustment to the Exercise Price that would otherwise reduce the Exercise Price below the Floor Price shall instead reduce the Exercise Price to the Floor Price. Under no circumstances shall the Exercise Price be adjusted (subject to adjustment for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events) below (i) the Minimum Price as of the execution date of this Warrant, unless an alternative exception applies, and (ii) the minimum bid price per share required for the Common Stock to achieve initial listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5505(a)(1)(A), and to maintain such listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5550(a)(2).

10.2 Exchange Cap. The Company intends to comply with the shareholder approval requirements of Nasdaq Listing Rule 5635(d) (and, to the extent applicable, Nasdaq Listing Rule 5635(b)), and, as such, the Company shall not issue any Warrant Shares that would exceed 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of this Warrant (as adjusted for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events) and, to the extent applicable in the case of Nasdaq Listing Rule 5635(b)), no holder may exercise any Warrant to the extent that such exercise would also result in such holder (individually or as part of a group) holding the largest voting interest in the Company (the “Exchange Cap”), unless and until the Company has obtained Nasdaq Shareholder Approval.

10.3 Allocation of Cap. Until the Nasdaq Shareholder Approval is obtained, the Warrant Shares shall be issued to the Holders pro rata up to the Exchange Cap limit. If any exercise of the Warrants would result in an issuance exceeding the Exchange Cap, the portion of the transaction exceeding such cap shall be held in abeyance and deferred, until official Nasdaq Shareholder Approval is secured.

10.4 Nasdaq Shareholder Approval. If shareholder approval is required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the issuance, exercise, exchange or exercise of any securities contemplated by this Warrant, the Company shall use commercially reasonable efforts to obtain such shareholder approval as promptly as practicable and as described in the Purchase Agreement.

11. AMENDMENT. Any term of this Warrant may be amended, modified or waived only with the written consent of the Company and the Lead Investors; provided that any amendment that disproportionately and adversely affects the Holder relative to other holders shall also require the consent of such Holder.

12. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Holder, as applicable, at the addresses listed below, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

If to the Company:

ONAR Holding Corporation

990 Biscayne Blvd, 5th Floor

Miami, FL 33132

E-mail: c@onar.com

With a copy to:

Baker & Hostetler LLP

1900 Avenue of the Starts, Suite 2700

Los Angeles, CA 90067

Attention: JR Lanis

E-mail: JRLanis@bakerlaw.com

If to the Holder: [●] [●] [●] Attention: [●] With a copy to: Seward & Kissel LLP. One Battery Park Plaza New York, New York 10004 Attention: Keith J. Billotti Email: billotti@sewkis.com.com

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13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14. GOVERNING LAW; VENUE AND WAIVER OF JURY TRIAL. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada without giving effect to conflicts of laws principles.

15. JURY TRIAL.WAIVER TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND HOLDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WARRANT, THE LOAN AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY RELATING TO THE SUBJECT MATTER OF THIS WARRANT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS WARRANT. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES’ AGREEMENT TO THIS WARRANT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative as of the date first set forth above.

ONAR HOLDING CORPORATION

By:
Name:	Claude Zdanow
Title:	Chief Executive Officer

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FORM OF NOTICE OF EXERCISE

__________, 20__

To: ONAR Holding Corporation

Reference is made to the Warrant dated September 28, 2026. Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase [__] shares of Common Stock of the Company, and makes payment herewith in full there for at the Exercise Price determined pursuant to the Warrant in the following form:

___________________.

[If the number of shares as to which the Warrant is being exercised is less than all of the shares purchasable thereunder, the undersigned hereby requests that a new Warrant representing the remaining balance of the shares be registered in the name of [__], whose address is: [__]

The undersigned hereby represents that it is exercising the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Exercise Shares in violation of applicable securities laws.

[NAME OF WARRANT HOLDER]

By:

Title: ______________________

[ADDRESS OF WARRANT HOLDER]

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EXHIBIT C

Form of Security Agreement

See the ONAR Holding Corporation Current Report on Form 8-K filed with the SEC on September 29, 2026

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EXHIBIT D

Form of Irrevocable Transfer Agent Instructions

See the ONAR Holding Corporation Current Report on Form 8-K filed with the SEC on September 29, 2026

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EXHIBIT E

Form of Leak-Out Agreement

See the ONAR Holding Corporation Current Report on Form 8-K filed with the SEC on September 29, 2026

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EXHIBIT F

Form of Exchange Agreement

See the ONAR Holding Corporation Current Report on Form 8-K filed with the SEC on September 29, 2026

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EXHIBIT G

Exchange Notes

See the ONAR Holding Corporation Current Report on Form 8-K filed with the SEC on September 29, 2026

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EXHIBIT H

Form of Certificate of Designations

CERTIFICATE OF DESIGNATION OF SERIES 1 CONVERTIBLE PREFERRED STOCK OF

ONAR HOLDING CORPORATION

A Nevada Corporation

The undersigned, Claude Zdanow, does hereby certify that:

1.   He is the President and Chief Executive Officer of ONAR Holding Corporation, a Nevada corporation (the “Corporation”).

2.  The Corporation is authorized to issue 5,000,000 shares of preferred stock. There are currently 11,453 shares of preferred stock issued and outstanding.

3.   The following resolutions were duly adopted by the board of directors of the Corporation (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 5,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights, and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions, and other matters relating to a new series of the preferred stock, which shall consist of up to 50,000 shares of Preferred Stock, which number is intended to be sufficient to permit the issuance of shares pursuant to the Exchange Agreement, the conversion or exchange of other outstanding securities of the Corporation and such additional issuances as may be expressly permitted by this Certificate of Designation and the Transaction Documents;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions, and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Board of Directors” means the board of directors of the Corporation.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Chief Executive Officer” means the chief executive officer of the Corporation or any successor serving in such capacity.

“Chief Financial Officer” means the chief financial officer of the Corporation or any successor serving in such capacity.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Floor Price” shall have the meaning set forth in Section 6(g)(i).

“Conversion Price” shall have the meaning set forth in Section 6(b)(i).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated as of September 28, 2026, among the Corporation and the original Holders, as amended, modified, or supplemented from time to time in accordance with its terms.

“Exchange Cap” shall have the meaning set forth in Section 6(g)(ii).

“Exchange Value” shall have the meaning set forth in the Exchange Agreement.

“Existing Securities” means all promissory notes, convertible notes, debentures, warrants, claims for accrued and unpaid interest, default interest, premiums, penalties and all other obligations of the Corporation held by a Holder and identified on Exhibit A to the applicable Exchange Agreement, including all rights arising thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“Governance Rights Period” means, so long as permitted under the Nasdaq rules, the period during which the Lead Investors and their Affiliates beneficially own, or would beneficially own upon conversion or exercise of all Notes, Preferred Shares, Warrants and other securities held by them (without giving effect to any beneficial ownership limitations in any Transaction Document), securities representing at least thirty percent (30%) of the aggregate Common Stock on an as-converted and as-exercised basis, with all Lead Investors and Affiliates being aggregated as a single group for purposes of such determination.

“Holder” shall have the meaning given such term in Section 2.

“Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp.; provided that any approval, consent, waiver, amendment, direction or other action of the Lead Investors under any Transaction Document shall require the written consent of all three Lead Investors.

“Leak-Out Agreement” means that certain Leak-Out Agreement, dated as of September 28, 2026, by and among the Corporation and the holders party thereto, as amended, modified or supplemented from time to time in accordance with its terms, pursuant to which such holders agree to certain limitations on the sale, transfer or other disposition of Common Stock and other securities of the Corporation.

“Liquidation” shall have the meaning set forth in Section 5.

“Maximum Percentage” means 19.99% of the shares of Common Stock outstanding immediately prior to the Nasdaq Uplist (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or similar events occurring thereafter).

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“Monitor” means the financial monitor appointed by the Lead Investors pursuant to Section 8(d).

“Nasdaq” shall have the meaning set forth in the definition of Nasdaq Uplist.

“Nasdaq Listing Rules” means the listing rules and continued listing standards of Nasdaq, as amended from time to time.

“Nasdaq Shareholder Approval” means any approval of the Corporation’s stockholders required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the transactions contemplated by this Certificate of Designation.

“Nasdaq Uplist” means once the Corporation has received Nasdaq’s approval of the Corporation’s application to list its Common Stock on The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (collectively, “Nasdaq”) and the date on which the Corporation’s Common Stock into which the shares of Preferred Stock will be convertible commences trading on the Nasdaq. At the Corporation’s election, “Nasdaq” could mean for purposes of this Certificate of Designation and the other Transaction Documents, a comparable national securities exchange, such as the NYSE American LLC.

“Notes” means the senior secured convertible notes issued pursuant to the Securities Purchase Agreement and Exchange Agreement.

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“NRS” means the Nevada Revised Statutes.

“Original Issue Date” means the date hereof.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of September 28, 2026, by and among the Corporation and the holders party thereto, as amended, modified or supplemented from time to time in accordance with its terms.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of September 28, 2026, by and among the Corporation and the purchasers party thereto, as amended, modified or supplemented from time to time in accordance with its terms.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2.

“Subsidiary” means any subsidiary of the Corporation and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the issuance of shares of Series 1 Preferred Stock.

“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any national securities exchange, quotation system or trading market on which the Common Stock is then listed or quoted for trading, including the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQX, OTCQB or OTC Pink, and any successor thereto.

“Transaction Documents” means this Certificate of Designation, the Securities Purchase Agreement, the Exchange Agreement, the Registration Rights Agreement, the Leak-Out Agreement, the Notes, the Warrants, all exhibits and schedules thereto and hereto, and any amendments, supplements, modifications, certificates, instruments or other documents executed and delivered in connection with the foregoing from time to time.

“Transfer Agent” means Vinyl Equity, the current transfer agent of the Corporation with a mailing address of P.O. Box 247, Winnetka, IL 60093, and any successor transfer agent of the Corporation.

“Warrants” means the common stock purchase warrants issued pursuant to the Securities Purchase Agreement.

Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series 1 Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 50,000 (which shall not be subject to increase without the affirmative vote of the holders of a majority of the then-outstanding shares of Preferred Stock (each, a “Holder” and, collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000.00 per share (the “Stated Value”). For any Holder acquiring Preferred Stock pursuant to the Securities Purchase Agreement, the Exchange Agreement or any Note or Exchange Note issued thereunder, the aggregate Stated Value of Preferred Stock issued to such Holder shall equal the amount exchangeable into Preferred Stock pursuant to the applicable Transaction Documents immediately prior to the Nasdaq Uplist. Holders acquiring Preferred Stock pursuant to any other approved issuance shall receive such number of shares of Preferred Stock as determined by the Board and the applicable transaction documents.

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b) Nasdaq Uplist. Simultaneously with the Nasdaq Uplist, all outstanding Notes shall automatically convert into Preferred Stock on a dollar-for-dollar basis in accordance with the Securities Purchase Agreement, the Exchange Agreement and the Notes. Upon issuance of the Preferred Stock, the Notes shall be deemed cancelled, extinguished and satisfied in full in accordance with the Exchange Agreement and the Notes.

Section 3. Dividends. Subject to applicable Nevada law, dividends shall accrue on the Preferred Stock at a rate of 8.0% per annum on the Stated Value, from the date of issuance until the Preferred Stock is redeemed, repurchased or otherwise acquired by the Company pursuant to its call right. Accrued dividends shall be payable only as and when declared by the Board of Directors and permitted by applicable law.

Section 4. Voting Rights. Holders of Preferred Stock shall have voting rights on an as-if-converted-to-Common-Stock basis subject to the Beneficial Ownership Limitation and as required by law (including without limitation, the NRS) and as expressly provided in this Certificate of Designation. As long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then-outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences, or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Section 5. Liquidation. Upon any liquidation, dissolution, or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Preferred Stock before any distribution or payment shall be made to the holders of the Common Stock, or to the holders of shares of other series of preferred stock, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6. Conversions at Option of Holder.

a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue, and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by .pdf via e-mail such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

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b) Conversion Price.

i. Conversion Price. The conversion price for the Preferred Stock (the “Conversion Price”) shall be equal to $0.038576 per share, representing the fixed per-share price established pursuant to the Securities Purchase Agreement and the Exchange Agreements based upon a $25,000,000 fully diluted equity valuation of the Corporation. For the avoidance of doubt, the Conversion Price shall be fixed as of the Original Issue Date and shall not be subject to any reset, repricing, reduction or other adjustment based upon market prices, trading prices, volume weighted average prices, subsequent financings, issuances of securities at prices below the Conversion Price or other valuation metrics following the Original Issue Date, except as otherwise stated in Section 7(g)herein and for adjustments expressly provided in Section 7(a) in connection with stock dividends, stock splits, combinations recapitalizations and similar events.

c) Mechanics of Conversion

i. Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder Conversion Shares that shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Exchange Agreement or the Leak-Out Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock. On or after the six-month anniversary of the Original Issue Date, The Corporation shall use its best efforts to deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through The Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

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ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

iii. Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement, or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation shall have posted a surety bond for the benefit of such Holder in the amount of 100% of the Stated Value of Preferred Stock that is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after the Share Delivery Date) for each Trading Day after the Share Delivery Date until such Conversion Shares have been delivered or Holder rescinds such conversion. Notwithstanding the foregoing, the aggregate liquidated damages payable to any Holder under Section 6 shall not exceed six percent (6%) of the Stated Value of Preferred Stock being converted by such Holder. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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iv. Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if, after such Share Delivery Date, such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares that such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then- outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, and non-assessable.

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vi.   Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

vii.  Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to The Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock that are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock and Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation, or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via e-mail) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

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e) Leak-Out Restrictions. Notwithstanding anything contained herein, all Conversion Shares issued upon conversion of the Preferred Stock shall remain subject to the Leak-Out Agreement. During the applicable Leak-Out Period, no Holder may sell Conversion Shares except in compliance with the terms of the Leak-Out Agreement.

f) Optional Redemption or Conversion by the Corporation.

i. Redemption or Conversion Right. At any time after the Original Issue Date, if the closing sale price of the Common Stock equals or exceeds one hundred fifty percent (150%) of the Conversion Price for twenty (20) consecutive Trading Days and the average daily trading volume of the Common Stock during such period exceeds $500,000 per Trading Day, the Corporation shall have the right, but not the obligation, upon not less than thirty (30) days’ prior written notice to each Holder, to redeem in whole or in part, on a pro rata basis among all Holders, the then-outstanding shares of Preferred Stock, or to cause all then-outstanding shares of Preferred Stock to be converted, without any action or consent required by the Holder of such shares of Preferred Stock, into shares of Common Stock.

ii. Redemption Price; Conversion Shares. Upon any redemption pursuant to this Section, the Corporation shall pay to each Holder an amount equal to 100% of the Stated Value of such Holder’s Preferred Stock being redeemed. Upon any conversion under this Section, the Corporation shall issue to each Holder the Common Stock issuable under Section 6(a), without any cash payment under this Section 6(f)(ii).

iii. Procedural Requirements. All Holders of record of shares of Preferred Stock (or the applicable series thereof) shall be sent written notice of any redemption or conversion pursuant to this Section 6(f). Upon receipt of such notice, each Holder of shares of Preferred Stock being redeemed or converted that holds such shares of Preferred Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such Holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for redemption or conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered Holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Preferred Stock redeemed or converted pursuant to this Section 6, including the rights, if any, to receive notices and vote (other than as a Holder of Common Stock), will terminate upon such redemption or conversion, as the case may be, (notwithstanding the failure of the Holder or Holders thereof to surrender any certificates at or prior to such time, or any delayed, partial, or staggered delivery of shares). As soon as practicable after any conversion pursuant to this Section 6, and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Preferred Stock, the Corporation shall issue and deliver to such Holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof or issue and deliver to such Holder, or to his, her or its nominees, a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate for the number of full shares of Common Stock issuable upon such conversion in accordance with the provision hereof.

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iv. Holder Election. Each Holder may elect, by written notice delivered prior to the redemption date, if any, to convert all or any portion of its Preferred Stock in accordance with Section 6 prior to the effective date of such redemption.

v. Termination. Upon redemption or conversion under this Section 6(f), all rights of the Holder with respect to the redeemed or converted Preferred Stock shall cease and terminate (notwithstanding any delayed, partial, or staggered delivery of shares) except the right to receive the redemption price or Conversion Shares, as applicable.

vi. Pro Rata Redemption. Any redemption pursuant to this Section 6(f) shall be made in whole or on a pro rata basis among all Holders based upon the aggregate Stated Value of Preferred Stock then held by each Holder.

g) Nasdaq Uplist Conversion Restrictions.

i. Conversion Floor Price. Notwithstanding any other provision of this Certificate of Designation (including, without limitation, any anti-dilution adjustments set forth in Section 7), in no event shall the Conversion Price be reduced below the Conversion Floor Price. Any adjustment to the Conversion Price that would otherwise reduce the Conversion Price below the Conversion Floor Price shall instead reduce the Conversion Price to the Conversion Floor Price. For the avoidance of doubt, this Section 6(g)(i) shall not affect the number of shares of Preferred Stock held by a Holder or the Stated Value thereof, but shall only limit the number of Conversion Shares issuable upon conversion. Under no circumstances shall the Conversion Price (the “Conversion Floor Price”) be adjusted (subject to adjustment for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events) below (x) the Minimum Price as of the execution date of this Certificate of Designation, unless an alternative exception applies, and (y) the minimum bid price per share required for the Common Stock to achieve initial listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5505(a)(1)(A), and to maintain such listing on the Nasdaq Capital Market as set forth in Nasdaq Rule 5550(a)(2).

The “Minimum Price”(as defined by Nasdaq Listing Rule 5635(d)(1)(A)) is the lower of (x) the Official Closing Price (as reflected on Nasdaq.com) immediately preceding the execution of this Certificate of Designation, or (y) the average Official Closing Price of the Common Stock for the five (5) Trading Days immediately preceding the execution of this Certificate of Designation (or, in the event the Common Stock is not yet listed on the Nasdaq Capital Market as of the date hereof, the lower of (a) the last reported closing bid price on the OTC market on the Trading Day immediately preceding the date of this Certificate of Designation, and (y) the average of the last reported closing bid prices on the OTC market for the five (5) Trading Days immediately preceding the date of this Certificate of Designation).

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ii. Exchange Cap. The Corporation intends to comply with the shareholder approval requirements of Nasdaq Listing Rule 5635(d) (and, to the extent applicable, Nasdaq Listing Rule 5635(b)), and, as such, the Corporation shall not issue any Conversion Shares that would exceed 19.99% of the total number of shares of Common Stock outstanding immediately prior to the execution of this Certificate of Designation (as adjusted for any forward or reverse stock splits, stock dividends, combinations, recapitalizations and similar events) and, to the extent applicable in the case of Nasdaq Listing Rule 5635(b)), no holder may convert any share of Preferred Stock to the extent that such conversion would also result in such holder (individually or as part of a group) holding the largest voting interest in the Corporation (the “Exchange Cap”), unless and until the Corporation has obtained Nasdaq Shareholder Approval.

iii. Allocation of Cap. Until Nasdaq Shareholder Approval is obtained, the Conversion Shares shall be issued to the Purchasers pro rata up to the Exchange Cap limit. If any conversion of the shares of Preferred Stock would result in an issuance exceeding the Exchange Cap, the portion of the transaction exceeding such cap shall be held in abeyance and deferred, until official Nasdaq Shareholder Approval is secured.

iv. Nasdaq Shareholder Approval. If shareholder approval is required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the issuance, conversion, exchange or exercise of any securities contemplated by this Certificate of Designation, the Corporation shall use commercially reasonable efforts to obtain such shareholder approval as promptly as practicable and as described in the Securities Purchase Agreement.

Section 7. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

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b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues, or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities, or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including, without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance, or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue, or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation or the Corporation’s issuance of shares in excess of the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation or the Corporation’s issuance of shares in excess of the Maximum Percentage).

c) Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock, or other securities, property, or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement, or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including, without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation or the Corporation’s issuance of shares in excess of the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation or the Corporation’s issuances of shares in excess of the Maximum Percentage,).

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d) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance, or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer, or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender, or exchange their shares for other securities, cash, or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization, or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (each, a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation. In the event of a Fundamental Transaction, the Holder will be entitled to elect to convert any outstanding shares of Preferred Stock into Common Stock prior to the consummation of such transaction, so as to receive the same treatment as holders of Common Stock. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents as defined in this Certificate of Designation in accordance with the provisions of this Section 7(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price that applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and that is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

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e) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f) Notice to the Holders.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by e-mail a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by e-mail to each Holder at its last e-mail address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights, or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash, or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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g) Round Down Adjustment. If at any time the Corporation issues or sells any Common Stock, Preferred Stock, convertible security or other equity security at an effective price per share less than the Conversion Price then in effect, the Conversion Price shall automatically be adjusted to such lower price. For the avoidance of doubt, this anti-dilution protection reflects and continues the anti-dilution protection applicable to the Notes prior to their exchange into Preferred Stock. Customary exclusions shall apply for Exempt Issuances. If any outstanding warrant, option, convertible security, preferred stock or other instrument is exercised, exchanged, converted, repriced, reset or amended, or otherwise results in the issuance of Common Stock at an effective price per share lower than the Conversion Price then in effect, the Conversion Price shall automatically be reduced to such lower effective price. Any such adjustment shall occur automatically without further action by any Holder.

Section 8. Governance Rights.

a) Lead Investors. For purposes of this Section, “Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp., or their respective permitted successors and assigns. Any matter requiring the consent, approval, direction or instruction of the Lead Investors shall require the approval of a majority of the Lead Investors unless expressly stated otherwise.

b) Board Designation Rights. During the Governance Rights Period and until the Nasdaq Uplist, the Lead Investors shall have the right to designate two (2) members of the Board of Directors (with each director so designated to be independent as defined in Nasdaq Listing Rule 5605). The Corporation shall take all actions reasonably necessary to appoint and maintain such designees as directors, including increasing the size of the Board if necessary. Notwithstanding anything in this Certificate of Designation to the contrary, the board designation rights granted under this Section 8(b) are expressly conditioned upon, and shall at all times comply with, Nasdaq Listing Rule 5640 (Voting Rights) and any successor rule, policy, or interpretation thereof promulgated by The Nasdaq Stock Market LLC or the Securities and Exchange Commission (collectively, the "Voting Rights Rules"). The Corporation shall not be obligated to honor any designation, and no Holder shall have the right to elect or appoint a Director or Directors, to the extent such designation, election, or appointment would cause the Corporation to violate the Voting Rights Rules or result in the disparagement or restriction of the voting rights of existing holders of Common Stock in violation of applicable exchange rules.

c) Chief Financial Officer. During the Governance Rights Period, (i) the Corporation shall maintain a Chief Financial Officer reasonably acceptable to the Lead Investors and the Board, with the Board having final authority and (ii) the Corporation shall not terminate, replace or materially modify the duties of such Chief Financial Officer without prior written notice to and consultation with the Lead Investors; provided, however, that the Board, which may consult with the Corporation’s Chief Executive Officer, shall retain final authority with respect to any such termination, replacement or material modification of the duties of such Chief Financial Officer.

d) Financial Monitor. During the Governance Rights Period, the Lead Investors shall have the right to appoint one financial monitor (the “Monitor”) mutually agreed to by the Corporation and such Monitor shall be entitled to receive monthly financial reporting packages, budgets, forecasts, liquidity reports and other financial information customarily provided to senior management and the Board of Directors. The engagement of the Monitor shall be terminable by the Corporation for cause.

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e) Management Meetings. During the Governance Rights Period, the Corporation shall cause its Chief Executive Officer and Chief Financial Officer to meet with the Monitor on a monthly basis (or such other frequency as may be agreed by the Monitor and the Corporation) to review the Corporation’s financial condition, operating performance, liquidity, budget-to-actual results, forecasts, capital resources and other financial matters reasonably requested by the Monitor.

f) Access Rights. During the Governance Rights Period, the Monitor shall be afforded reasonable access during normal business hours and upon reasonable notice to the Corporation’s books and records and shall be permitted to communicate directly with the Corporation’s Chief Executive Officer, Chief Financial Officer, outside accountants and legal counsel regarding the Corporation’s financial condition and operational performance, subject to customary confidentiality obligations and preservation of attorney-client privilege.

g) Cooperation. During the Governance Rights Period, the Corporation shall use its reasonable best efforts to consult with and give good faith consideration to the Monitor’s reasonable requests, recommendations and suggestions; provided, however, that nothing herein shall require the Corporation to take any action that would violate applicable law or the fiduciary duties of the Board of Directors.

h) Protection of Monitor Rights. During the Governance Rights Period, the Corporation shall not remove, replace, terminate, materially limit the authority of, or materially modify the engagement of the Monitor without the prior written consent of the Lead Investors, unless the termination is for cause.

Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by .pdf via e-mail, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Claude Zdanow, e-mail address c@onar.com or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 9. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by .pdf via e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Corporation, or if no such e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Exchange Agreement or Notes. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The Corporation shall maintain a current register of all Holders and their respective notice information, and notice delivered to the address or e-mail reflected in such register shall constitute valid notice hereunder. Any transferee that becomes a Holder in accordance with the terms of this Certificate of Designation and applicable Transaction Documents shall automatically be entitled to receive notices hereunder.

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b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation or any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state or federal courts located in the State of Nevada (the “Nevada Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the Nevada Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any Transaction Document), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the Nevada Courts, that such proceeding is brought in an improper venue, or that the Nevada Courts are an inconvenient forum. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address then in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.

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THE CORPORATION AND EACH HOLDER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CERTIFICATE OF DESIGNATION OR THE TRANSACTIONS CONTEMPLATED HEREBY.

If the Corporation or any Holder shall commence an action or proceeding to enforce any provision of this Certificate of Designation, the prevailing party shall be entitled to reimbursement from the non-prevailing party of its reasonable attorneys’ fees and other costs and expenses incurred in connection with the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal, or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Preferred Stock. If any shares of Preferred Stock shall be converted, redeemed, or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series 1 Convertible Preferred Stock.

Section 10. Corporation’s Covenants Regarding Nasdaq Listing.

a) Maintenance of Listing. Following the Nasdaq Uplist, the Corporation shall use its commercially reasonable efforts to maintain the listing of the Common Stock on Nasdaq and shall comply in all material respects with the Corporation’s reporting, filing and other obligations under the bylaws or rules of Nasdaq.

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b) Reserved Shares Listing. The Corporation shall use its commercially reasonable efforts to cause all Conversion Shares issuable upon conversion of the Preferred Stock to be approved for listing on Nasdaq (subject to official notice of issuance) prior to the date of the Nasdaq Uplist.

c) Stockholder Approval. If stockholder approval is required under the Nasdaq Listing Rules to permit the full conversion of the Preferred Stock, the Corporation shall use its commercially reasonable efforts to obtain such approval at the next annual meeting of stockholders (or, if earlier, at a special meeting of stockholders called for such purpose) following the date upon which such approval becomes required, including recommending to stockholders that they grant such approval and soliciting proxies in favor thereof.

d) Notice of Delisting Threat. The Corporation shall promptly (and in any event within two (2) Business Days) notify each Holder in writing upon receipt of any written notice or notification from Nasdaq indicating that the Corporation is not in compliance with any Nasdaq Listing Rule or that Nasdaq is considering the delisting or suspension of trading of the Common Stock.

Section 11. Protective Provision; Below-Valuation Financings.

During the Governance Rights Period, for so long as any shares of Preferred Stock remain outstanding, the Corporation shall not, directly or indirectly, issue, sell, grant or agree to issue or sell any Common Stock, Preferred Stock, option, warrant, convertible security or other equity security (or any security convertible into, exchangeable for or exercisable for equity securities of the Corporation) in a financing transaction at an implied pre-money valuation of less than $25,000,000, without the prior written consent of the Lead Investors. Any such issuance undertaken without such consent shall constitute a breach of this Certificate of Designation.

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights, and Limitations in accordance with the foregoing resolution and the provisions of the NRS.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this   th day of       , 2026.

By:
Name:	Claude Zdanow
Title:	Chief Executive Officer

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ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series 1 Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of ONAR Holding Corporation, a Nevada corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the applicable Transaction Documents. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ______________________________________________________________

Number of shares of Preferred Stock owned prior to Conversion: _________________________________

Number of shares of Preferred Stock to be Converted: _________________________________________

Stated Value of shares of Preferred Stock to be Converted: _____________________________________

Number of shares of Common Stock to be Issued: ____________________________________________

Applicable Conversion Price: ____________________________________________________________

Number of shares of Preferred Stock subsequent to Conversion: __________________________________

Address for Delivery: _______________________________

or

DWAC Instructions: Broker no: ________________________

Account no: ______________________________________

[HOLDER]

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APPENDIX B

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2026, between ONAR Holding Corporation, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder;

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, notes (the “Notes”) and shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in exchange for new cash proceeds;

WHEREAS, the Notes shall be issued with a 10% original issue discount, bear interest at 12.0% per annum, and be secured by substantially all assets of the Company pursuant to the Security Documents;

WHEREAS, contemporaneously herewith the Company is entering into a securities purchase agreement (the “Preferred SPA”) to sell up to $15,000,000 in notes (the “Junior Notes”) convertible into Series 1 Convertible Preferred Stock as set forth therein;

WHEREAS, the parties acknowledge that there may be multiple Purchasers participating in the financing and desire that all collateral and enforcement rights be administered through a Collateral Agent acting for the benefit of all Purchasers pursuant to the Security Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (each as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Advertise Purple” means Advertise Purple, Inc., together with its subsidiaries and affiliated entities, and any successor thereto acquired by the Company pursuant to the acquisition transaction contemplated by the Transaction Documents.

“Advertise Purple Acquisition” means the acquisition by the Company, directly or indirectly, of Advertise Purple pursuant to the acquisition agreements provided to the Purchasers prior to Closing, together with any amendments thereto approved by the Board of Directors.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

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“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, NY are generally are open for use by customers on such day.

“Certificate of Designations” means the Certificate of Designation of Series 1 Convertible Preferred Stock of ONAR Holding Corporation, a form of which is attached hereto as Exhibit H.

“Closing” means the Initial Closing or any Additional Closing, as applicable.

“Closing Date” means the date the Closing occurs.

“Collateral Agent” means ADI Funding Corp., in its capacity as collateral agent for the benefit of the Purchasers and their successors and assigns, together with any successor collateral agent.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Price” means $0.038576 per share. The Conversion Price shall not be reset, repriced or adjusted following Closing except for stock splits, stock dividends, recapitalizations and similar events.

“Conversion Shares” shall have the meaning ascribed to such term in the Notes.

“Covered Securities” means Common Stock and any rights, options, or warrants to purchase or securities or Indebtedness convertible into or exercisable or exchangeable for Common Stock, other than Excluded Issuances.

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“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York, N.Y. time) and before midnight (New York, N.Y. time) on any Trading Day, 9:01 a.m. (New York, N.Y. time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York, N.Y. time) and 9:00 a.m. (New York, N.Y. time) on any Trading Day, no later than 9:01 a.m. (New York, N.Y. time) on the date hereof.

“Equity Conditions” shall have the meaning set forth in the Notes.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Event of Default” shall have the meaning set forth in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options not to exceed 10% of the shares of Common Stock outstanding at any given time to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, authorized and consented to by a majority of the Board of Directors, (b) securities upon the exercise or exchange of or conversion of (i) any Securities issued hereunder, and/or (ii) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement (without regard to any vesting requirements), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations or to extend the term of such securities), or (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company and in consultation with the Lead Investors, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein,, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Floor Price” means the Conversion Price established on the Closing Date, subject only to equitable adjustment for stock splits, stock dividends, combinations, recapitalizations and similar events.

“Flow of Funds Memorandum” shall have the meaning set forth in Section 2.2(a)(xv).

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“Fully Diluted Share Count” means the total number of shares of Common Stock outstanding immediately prior to the Closing, assuming conversion of all outstanding preferred stock in accordance with its contractual conversion terms, but excluding all Notes, Preferred Shares, Warrants, Incentive Shares and securities issuable pursuant thereto.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Incentive Shares” means a number of shares of Common Stock equal to 10.0% of each Purchaser’s Subscription Amount issuable to each Purchaser at the Closing.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means irrevocable instructions to the Transfer Agent that, among other things, reserves each Purchaser’s pro rata portion of the Required Minimum for the benefit of such Purchaser and instructs the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system the number of Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note in accordance with the terms thereof, in the form of Exhibit D attached hereto.

“Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp.; provided that any approval, consent, waiver, amendment, direction or other action of the Lead Investors under any Transaction Document shall require the written consent of all three Lead Investors.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Market Price” means the average of the daily VWAP of the Common Stock during the ten (10) Trading Days immediately preceding the applicable determination date. For the avoidance of doubt:

(i) the Exercise Price reset contemplated by the Warrants shall be based on such average and not the lowest daily VWAP during such period;

(ii) the reset may only decrease the Exercise Price and shall never result in an increase to above the Exercise Price in effect immediately prior to such reset;

(iii) following any reset, the Exercise Price shall remain equal to one hundred twenty-five percent (125%) of the Market Price; and

(iv) in no event shall the Exercise Price be less than the Floor Price.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

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“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.18.

“New Securities” shall mean any capital stock of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever, including debt, that are, or may become, exercisable or convertible into capital stock; provided that the term New Securities does not include:

(i) securities issued in connection with any stock dividend, stock split, split-up or other distribution on shares of Common Stock;

(ii) securities issued upon the conversion or exercise of any outstanding convertible or exercisable securities as of the date of this Agreement;

(iii) securities issued upon exercise or grant of options or other equity awards with respect to shares of Common Stock, subject in either case to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares, issued or issuable to employees or directors of, or consultants to, the Company pursuant to an equity plan of the Company or other arrangement approved by the Board of Directors of the Company;

(iv) securities issued or issuable pursuant to the bona fide acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, which acquisition is approved by a majority vote of the Board of Directors of the Company as contemplated in this Agreement; and

(v) securities issued pursuant to the terms of this Agreement.

“Nasdaq Shareholder Approval” means any approval of the Company’s stockholders required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

“Nasdaq Uplist” means the date on which the Company receives Nasdaq’s approval of the Company’s application to list its Common Stock on The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (collectively, “Nasdaq”) .

“Notes” means the senior secured convertible notes due twelve (12) months from issuance, issued by the Company to the Purchasers pursuant to this Agreement, substantially in the form attached hereto as Exhibit A.

“Other Investor” shall have the meaning ascribed to such term in Section 4.23.

“Outside Date” means October 2, 2026, or such later date as may be agreed in writing by the Company and the Lead Investors.

“Permitted Senior Debt” means one or more senior secured credit facilities, term loans, acquisition facilities or similar financing arrangements incurred by the Company and its Subsidiaries in an aggregate principal amount up to $3,000,000, or such higher amount as needed to equal $15,000,000 when combined with the aggregate principal amount of notes sold pursuant to the Preferred SPA, or such larger amount as agreed in writing by the Company and the Lead Investors.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the shares of Series 1 preferred stock of the Company issued in exchange for the Notes having the rights, preferences, privileges and restrictions set forth in the Certificate of Designations and convertible into Common Stock in accordance with the terms of the Certificate of Designations, together with any securities issued in substitution therefor or in respect thereof as a result of any stock split, stock dividend, recapitalization, reclassification or similar transaction.

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States dollars.

“Principal Market” means the OTC Pink Tier of the OTC Markets.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10(a).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” shall have the meaning ascribed to such term in Section 4.11(a).

“Reserve Depletion Date” shall have the meaning ascribed to such term in Section 4.10(a).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

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“Securities” means the Notes, the Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization installments made in accordance with the Equity Conditions.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement between, inter alios, the Company and the Collateral Agent, dated the date hereof.

“Security Documents” means the Security Agreement, all UCC financing statements, control agreements, mortgages (if any), collateral assignments and all other agreements, instruments and documents executed in connection with the creation, perfection, maintenance or enforcement of the liens securing the Notes, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount paid by such Purchaser for the Notes and Incentive Shares purchased hereunder, as set forth on such Purchaser’s signature page, in United States dollars and immediately available funds.

“Subsequent Financing” means any issuance, offer, sale or grant by the Company or any Subsidiary after the Closing Date of any equity security, debt security, Common Stock Equivalent or other financing instrument for capital raising purposes, whether in a public or private transaction, other than:

(i) securities issued pursuant to the Transaction Documents;

(iv) securities issued in connection with the Nasdaq Uplist or any related offering;

(v) Exempt Issuances;

(vi) securities issued in connection with acquisitions, mergers, strategic transactions or joint ventures approved by the Board of Directors and the Lead Investors;

(vii) securities issued pursuant to employee, officer, director or consultant compensation plans approved by the Board of Directors pursuant to an Exempt Issuance;

(viii) securities issued upon conversion, exchange or exercise of securities outstanding on the Closing Date; and

(ix) Permitted Senior Debt.

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“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQX, OTCQB or OTC Pink (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Security Agreement, all exhibits and schedules hereto and thereto, and all other documents executed in connection with the transactions contemplated hereby.

“Transfer Agent” means Vinyl Equity and any successor transfer agent of the Company, as applicable”.

“Underlying Shares” means the shares of Common Stock issuable upon the conversion of the Preferred Shares.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, N.Y. time) to 4:02 p.m. (New York, N.Y. time)), (b) if OTCQB, OTCQX or OTC Pink is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB, OTCQX or OTC Pink as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the OTC Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, up to $5,000,000 in Subscription Amount of Notes. Purchaser shall deliver to the Company, via wire transfer of immediately available funds, its Subscription Amount, and the Company shall deliver to each Purchaser its respective Note, Incentive Shares and the other Transaction Documents required to be delivered at Closing. The Closing shall occur electronically on the date designated by the Company and the Lead Investors, but in no event later than five (5) Trading Days following satisfaction or waiver of the conditions set forth herein.

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(i) Each Purchaser shall deliver its Subscription Amount to the Company. All Subscription Amounts shall be held in escrow pending satisfaction or waiver of the applicable Closing Conditions set forth herein.

(ii) Upon satisfaction or waiver of all applicable Closing Conditions, the Company shall release the Subscription Amount in accordance with the Flow of Funds Memorandum (as defined below).

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) as to the Closing, a legal opinion of Company’s legal counsel, dated as of the applicable Closing Date, in a form and substance acceptable to the Purchasers;

(iii) as to the Closing, a Note, registered in the name of such Purchaser with the Principal Amount reflected on to such Purchaser’s signature page;

(iv) as to the Closing, the Company shall have provided each Purchaser with the Company’s wire instructions;

(v) separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note and Incentive Shares to be issued upon the Closing Date;

(vi) a Security Agreement, substantially in the Form attached as Exhibit C, duly executed by the Company;

(vii) UCC financing statements in form suitable for filing;

(viii) as to the Closing, an officer’s certificate certifying that the representations and warranties of the Company in this Agreement are true and correct as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date and no Event of Default has occurred;

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(ix) evidence within sixty (60) days of the Closing that sufficient authorized but unissued Common Stock has been reserved for issuance of all Conversion Shares, Incentive Shares and shares issuable pursuant to amortization payments made in Common Stock under the Notes.

(x) as to the Closing, a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Nevada (or comparable office), as of a date within 10 days of the applicable Closing Date;

(xi) as to the Closing, a certificate evidencing the Company’s good standing issued by the Secretary of State of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within 10 days of the applicable Closing Date;

(xii) as to the Closing, a certified copy of the Articles of Incorporation (or such equivalent organizational document) of the Company, dated within 30 days of the applicable Closing Date;

(xiii) as to the Closing, an officer’s certificate, in the form reasonably acceptable to the Purchasers, executed by an officer of the Company and dated as of the applicable Closing Date, as to (i) the resolutions adopted by the Company’s board of directors authorizing the transactions contemplated hereby in a form reasonably acceptable to the Purchasers, and (ii) the Articles of Incorporation of the Company as in effect at the applicable Closing;

(xiv) as to the Closing, a letter from the Transfer Agent certifying the number of Common Stock outstanding on the applicable Closing Date immediately prior to the applicable Closing;

(xv) as to the Closing, a flow of funds memorandum in form and substance mutually agreed to by the Company and the Purchasers (a “Flow of Funds Memorandum”) duly executed by the Company; and

(xvi) as to the Closing, such other documents, instruments, or certificates relating to the transactions contemplated by this Agreement as each Purchaser or its counsel may reasonably request.

(b) On or prior to the applicable Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the Company; and

(iii) a Flow of Funds Memorandum duly executed by such Purchaser.

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2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the Company shall have delivered to the Transfer Agent separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note to be issued upon the Closing Date;

(v) the Company shall have delivered an officer’s certificate, dated as of the Closing Date, certifying that, to the knowledge of the Company, all material non-public information previously provided by the Company to the Purchasers in connection with the transactions contemplated by this Agreement and the Transaction Documents has either been publicly disclosed or otherwise disclosed to the Purchasers, and that no Purchaser is in possession of undisclosed material non-public information supplied by the Company as of the Closing.

(vi) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vii) from the date hereof to the Closing Date, as applicable, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at each applicable Closing;

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(viii) no statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby;

(ix) the Company shall have provided evidence reasonably satisfactory to the Purchasers that the transactions contemplated hereby will not prevent the Company from pursuing the Nasdaq Uplist and that the Company shall have provided evidence reasonably satisfactory to the Lead Investors that the transactions contemplated hereby are reasonably expected to permit the Company to pursue compliance with Nasdaq quantitative listing standards, including stockholders’ equity, shareholder approval and public float requirements; and

(x) the Security Agreement and UCC filings shall have been executed and delivered.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules provided with this agreement (the “Disclosure Schedules”), which shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser which representations shall be true and correct on each respective Closing Date:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and its subsidiaries are entities duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use their properties and assets and to carry on their business as currently conducted. Neither the Company and its subsidiaries are in violation nor default of any of the provisions of their respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and its subsidiaries are duly qualified to conduct business and are in good standing as foreign corporations or other entities in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the operations, assets, business, or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company and its subsidiaries have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company, assuming due authorization by the other parties thereto, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery, and performance by the Company and its subsidiaries of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to this Agreement, (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws, (iii) those certain consents and waivers that are set forth in Schedule 3.1(e) and (iv) the Nasdaq Shareholder Approval (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements, or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders other than as disclosed in the SEC Reports or on Schedule 3.1(g). The SEC Reports and Schedule 3.1(g) additionally identify all outstanding preferred stock, warrants, options, convertible securities, exchange rights and other Common Stock Equivalents of the Company and its Subsidiaries. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no agreements providing for the adjustment, reset, repricing or modification of any exercise price, conversion price or exchange rate of any outstanding security of the Company.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof since January 1, 2023 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is current in its reporting obligations under the Exchange Act and is eligible to file all reports required thereunder.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director, or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the transactions contemplated by this Agreement and the other Transaction Documents or as set forth in the SEC Reports or on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence, or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets, or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation (however any governmental or administrative agency may define the matter) pending or threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (any, an “Action“) that would be reasonably expected to have a Material Adverse Effect. None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and either the Company is a party to a collective bargaining agreement, and the Company believes that its relationship with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure, or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials“) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in compliance, and (iii) Liens disclosed to the Collateral Agent in writing on or prior to the Effective Date.

(p) Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of it intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(q) Nasdaq Matters.

(i) The Company has provided the Purchasers with all reasonable material information in its possession regarding the Nasdaq Uplist; provided, the Company is permitted to provide such information by Nasdaq and provided further that providing any such information would not cause competitive harm to the Company. The Company has no knowledge of any fact or circumstance that would reasonably be expected to materially impair its ability to pursue the Nasdaq Uplist, other than matters disclosed in the SEC Reports or the Disclosure Schedules and has not received any written notice from Nasdaq indicating that the Company would be ineligible to apply for listing.

(ii) To the Company’s knowledge, no corporate action approved by the Board of Directors and contemplated by the Transaction Documents would cause the Company to be unable to pursue compliance with applicable initial listing requirements on the Nasdaq Capital Market, such as stockholders’ equity, the market value of unrestricted publicly held shares requirements.

(r) Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports or on Schedule 3.1(r),none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports or on Schedule 3.1(s), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. Other than as contemplated herein, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

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(w) Reserved.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the SEC Reports and the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness other than any defaults disclosed in the SEC Reports or on Schedule 3.1(bb) that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing.

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(cc) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

(dd) Tax Status. Except as disclosed in the SEC Reports or except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ee) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ff) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(gg) Accountants. The Company’s accounting firm is set forth in the SEC Reports and such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2026.

(hh) Seniority. Except for Permitted Senior Debt and obligations expressly permitted under the Transaction Documents, no Indebtedness or other claim against the Company is senior to the Notes in right of payment or priority of lien. Specifically the Junior Notes shall be subordinate to the Notes in payment and priority of security interest.

(ii) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(jj) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(kk) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) would reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ll) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(mm) Reserved.

(nn) Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

(oo) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(pp) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(qq) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(rr) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ss) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(tt) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, nor to the knowledge of the Company after due inquiry, any of the Company’s predecessors, affiliated issuers, directors, executive officers, other officers of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to each Purchaser a copy of any disclosures provided thereunder.

(uu) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(vv) Anti-Dilution. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities or instruments containing anti-dilution, reset, repricing, ratchet, most-favored-nation or similar provisions that would be triggered by the transactions contemplated by this Agreement. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities that would require stockholder approval under Nasdaq Rule 5635 upon issuance, conversion, exchange, repricing or adjustment, and no holder of any security is entitled to receive additional securities, economic rights or adjustments as a result of this financing.

(ww) Notice of Disqualification Events. The Company will notify each Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(xx) Advertise Purple Acquisition. To the Company’s knowledge, all material approvals, consents and third-party authorizations required for the consummation of the Advertise Purple Acquisition either have been obtained or are capable of being obtained in the ordinary course, and the Company is not aware of any event or circumstance that would reasonably be expected to prevent or materially delay the consummation of such acquisition.

(yy) Share Reserve. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(zz) No Material Non-Public Information. As of the Closing Date, neither the Company nor any of its Subsidiaries has provided any Purchaser with material non-public information that has not been publicly disclosed or otherwise made available to all Purchasers. On or prior to the Closing Date, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

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(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a resale registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts its Note it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser has full power and authority to make the investment contemplated hereby and to execute and deliver the Transaction Documents to which it is a party.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Independent Investigation. Such Purchaser has conducted its own independent review, investigation and analysis of the Company and the transactions contemplated hereby and acknowledges that it has been provided access to such information as it has deemed necessary to make its investment decision. Except for the representations and warranties expressly set forth in the Transaction Documents, such Purchaser is not relying upon any other statement or representation of the Company or any of its representatives.

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(h) Collateral Agent. Such Purchaser acknowledges and agrees that enforcement of remedies, administration of collateral and actions with respect to Events of Default shall be governed by the Security Agreement and that such Purchaser’s rights with respect thereto are subject to the terms of the Security Agreement and the provisions of this Agreement relating to Lead Investors.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend, or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement. As set forth in further detail below, the Company agrees that any Securities, Underlying Shares, or any other securities issued pursuant to the Transaction Documents shall be issued without a restrictive legend, or any existing restrictive legend shall be removed, if such securities are eligible for resale pursuant to Rule 144 without restriction (including compliance with applicable holding period requirements), covered by an effective registration statement or if a restrictive legend is otherwise not required under applicable securities laws.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time-to-time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act.

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(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a resale registration statement covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible to be sold, assigned, or transferred pursuant to Rule 144, when available (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of such Purchaser’s counsel), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). For the avoidance of doubt the Company shall pay all costs associated with such opinions and counsel to the Company shall provide all opinions with respect to any resales pursuant to Rule 144 or otherwise at the sole cost of the Company, and the Company shall provide confirmation to the Transfer Agent that all such opinions are acceptable. If all or any portion of a Note is converted at a time when there is an effective resale registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC including what is known as Section 4(a)(1 1/2)) then such Underlying Shares shall be issued free of all legends. For avoidance of doubt, the Company agrees that after the requisite holding period to comply with Rule 144, the legend may be removed under Rule 144 of the Securities Act, assuming the holder satisfies the requirements of Rule 144. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than two Trading Days following the delivery by any Purchaser to the Company or the Transfer Agent of a certificate (or stock power if issued in book entry form) representing Underlying Shares issued without a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (or provide evidence of issuance in book entry form). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend; provided that such Purchaser, in good faith, cooperates reasonably with, and takes such customary actions as may be reasonably requested by the Company in connection with the delivery of such certificate without a legend, and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

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(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a resale registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) Until the earliest of the time that no Notes and if applicable no Preferred Shares remain outstanding, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six-month anniversary of the date hereof, and ending at such time as all Registrable Securities held by such Holder may be sold pursuant to Rule 144 without restriction or limitation and without the requirement that the Company be in compliance with Rule 144(c)(1), if the Company (i) fails to satisfy the current public information requirements of Rule 144(c), or (ii) if applicable, fails to satisfy the requirements of Rule 144(i)(2), a “Public Information Failure” shall be deemed to have occurred. In the event of a Public Information Failure, the Company shall pay to the applicable Holder, as liquidated damages and not as a penalty, an amount equal to two percent (2.0%) of such Holder’s Subscription Amount for the first thirty (30) day period during which the Public Information Failure continues, and an additional two percent (2.0%) of such Holder’s Subscription Amount for each subsequent thirty (30) day period (pro-rated for partial periods) during which the Public Information Failure continues. Notwithstanding the foregoing:

(i) the aggregate amount of Public Information Failure Payments payable to any Holder shall not exceed six percent (6%) of such Holder’s Subscription Amount;

(ii) no Public Information Failure Payments shall accrue for delays resulting from SEC review, SEC comment processes, Rule 415 limitations, holder delays, or other circumstances outside the reasonable control of the Company; and

(iv) Public Information Failure Payments shall terminate immediately upon cure of the applicable Public Information Failure. Any Public Information Failure Payments due hereunder shall be paid within ten (10) Business Days following the end of the applicable period for which such amounts accrued. Any unpaid amount shall accrue interest at the rate of twelve percent (12%) per annum, or the maximum rate permitted by applicable law, whichever is less, from the date due until paid in full.

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4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion Procedures. The form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Notes. The Company shall honor conversions of the Notes that are converted in accordance with the terms set forth in the Transaction Documents and shall deliver Underlying Shares in accordance with the terms, conditions, and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). On or prior to the Closing Date, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

4.7 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser would be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.6, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities primarily to fund the Advertise Purple Acquisition, pay transaction expenses, support the Nasdaq Uplist, and for general corporate and working capital purposes.

4.10 Indemnification of Purchasers.

(a) Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any cause of action, Action, proceeding or claim (any, a “Claim”) instituted by the Company or its Affiliates or representatives or agents against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct) or (iii) any Claim brought or made against a Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) or which otherwise involves such Purchaser Party that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of a Purchaser or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any Action for injunctive or other equitable relief).

(b) The Company shall indemnify, defend and hold harmless each Purchaser and its affiliates, officers, directors, members, managers, partners, employees, agents and representatives from and against any and all losses, claims, damages, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, free writing prospectus or amendment or supplement thereto filed by or on behalf of the Company in connection with the transactions contemplated by this Agreement, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission was made in reliance upon and in conformity with written information furnished by such Purchaser expressly for inclusion therein.

(c) If any Action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10(c) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of Action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.11 Reservation and Listing of Securities.

(a) Reservation of Shares. While any Notes remain outstanding, the Company shall reserve from its authorized and unissued shares of Common Stock a number of shares sufficient to satisfy its obligations under the Transaction Documents, including the issuance of Conversion Shares, Incentive Shares and any shares issuable pursuant to amortization payments permitted under the Notes (the “Required Minimum”). The Required Minimum shall be calculated using an assumed Conversion Price of $0.03 per share (subject to adjustment for stock splits, stock dividends, combinations and similar recapitalization events), unless a different reserve methodology is approved by the Lead Investors. The Company shall review the Required Minimum no less frequently than once each calendar quarter and shall maintain at all times a sufficient reserve of authorized and unissued shares to satisfy its obligations under the Transaction Documents.

(b) Authorized Share Deficiency. If at any time the Company does not have sufficient authorized and available shares of Common Stock to satisfy the Required Minimum (an “Authorized Share Deficiency”), the Company shall promptly take all actions necessary to cure such deficiency, including: (i) obtaining board approval; (ii) seeking stockholder approval if required; and (iii) filing any charter amendment necessary to increase the Company’s authorized capital. The Company shall use commercially reasonable efforts to cure any Authorized Share Deficiency as promptly as practicable.

(c) Listing. The Company shall use commercially reasonable efforts to maintain the authorization, approval and listing of all shares reserved for issuance under the Transaction Documents on the applicable Trading Market and shall take all actions reasonably necessary to permit the issuance and trading thereof.

4.12 Change in Transfer Agent. If the Company’s agency relationship the Transfer Agent should be terminated for any reason while all or any portion of the Notes remain outstanding, the Company shall immediately appoint a successor transfer agent acceptable to the Purchasers and shall require that the successor Transfer Agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions with respect to each Purchaser. Failure to adhere to this covenant shall automatically be deemed a material breach of this Agreement and an Event of Default under the Note.

4.13 Subsequent Equity Sales.

(a) From the date hereof until such time as no Purchaser holds any of the Notes, without the prior written consent of the Lead Investors, the Company shall not enter into any Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement whereby the Company may issue securities at a future determined price.

(b) While any Notes are outstanding, the Company shall not issue any equity option, warrant or similar instrument (except for securities issued in Exempt Issuances) which contains an “alternative cashless exercise” provision that provides for the exercise of such security without payment of the exercise price in cash and does not require the security to be “in the money,” and in the event of any such issuance in violation of this Section 4.13(b), in addition to the other rights and remedies provided under the Transaction Documents including without limitation the right to receive damages in connection therewith, any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude or nullify any such issuance.

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4.14 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.15 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Lead Investors. Notwithstanding the foregoing, Company may effect, in its sole discretion, a reverse stock split reasonably necessary to satisfy Nasdaq initial listing requirements without the consent of any third party, including any consent of Lead Investors.

4.18 Security Documents.

(a) The Company shall enter into the Security Agreement.

(b) The Company shall authorize the filing of all UCC financing statements required by the Security Agreement.

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4.19 Further Assurances. The Company hereby agrees that, from time to time upon the written request of the Collateral Agent or the Lead Investors, it will execute and deliver such further documents and do such other acts and things as the Purchaser may reasonably request in order fully to comply will all of the Company’s obligations under the Transaction Documents.

4.20 Restriction on Activities. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not, directly or indirectly, without the Purchasers’ prior written consent, which consent shall not be unreasonably withheld: (a) materially change the nature of its business; or (b) sell, divest, or change the structure of any material assets other than in the ordinary course of business.

4.21 Corporate Existence. The Company shall, while any Notes remain outstanding, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the Transaction Documents and (ii) is a publicly traded corporation whose common stock is listed for trading or quotation on the Principal Market, any national securities exchange, including, but not limited to, any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

4.22 Other Notes or Indebtedness. The Company shall not incur Indebtedness other than: (i) Permitted Senior Debt, including liens securing such debt; (ii) Indebtedness disclosed on Schedule 3.1(bb); (iii) purchase money indebtedness; (iv) capital leases; (v) seller notes and earnouts; and (vi) trade payables incurred in the ordinary course; and (vii) other indebtedness approved by the Lead Investors.

4.23 Most Favored Nation. At any time from the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not enter into any Subsequent Financing with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Purchasers by this Agreement or the Note unless, in any such case, each Purchaser has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and such Purchaser. For the avoidance of doubt, issuances in connection with the Nasdaq Uplist, preferred exchange transactions, employee compensation arrangements and Exempt Issuances shall not constitute Subsequent Financings for purposes of this Section 4.23.

4.24 No Broker-Dealer Acknowledgement. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not, to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that any Purchaser is currently, or ever has been, a broker-dealer under the Exchange Act.

4.25 Collateral Agent. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, all collateral administration, accelerations, waivers, amendments, consents, enforcement actions and remedies relating to the Notes and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

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4.26 Preferred SPA. So long as the Company has not sold the full amount of Junior Notes issuable under the Preferred SPA, each Purchaser shall have the right to tender its Note hereunder (with all accrued interest thereon) as the purchase price under the Preferred SPA and such Purchaser shall become a “Purchaser” under the Preferred SPA.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or by the Company, by written notice to the other parties, if the Closing has not been consummated on or before the Outside Date, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, if the Closing has not occurred on or before the Outside Date, this Agreement shall automatically terminate and all funds held by the Company shall be returned to the applicable Purchasers.

5.2 Right to Participate. At any time after the date of this Agreement, the Purchaser shall have the right to purchase up to its then pro rata share of New Securities which the Company may propose to sell and issue. In the event the Company proposes to undertake an issuance of New Securities during such period, it shall give the Purchaser written notice of its intention, describing the type of New Securities, their price, the number of New Securities to be offered, and the general terms upon which the Company proposes to issue the same. The Purchaser shall have ten (10) calendar days after any such notice is delivered to agree to purchase at the same price (which shall be the public purchase price, if applicable) and upon the same terms, including closing date, such New Securities in an amount up to the Purchaser’s pro rata share of such New Securities. Notwithstanding the foregoing, the participation rights set forth herein shall not apply to Exempt Issuances, securities issued in connection with the Nasdaq Uplist, Incentive Shares, acquisitions, strategic transactions, Permitted Senior Debt or employee equity compensation plans approved by the Board of Directors. The participation rights set forth herein shall terminate automatically upon the earlier of (i) repayment of all Notes or (ii) the Nasdaq Uplist. The participation right shall not apply to: (i) the Nasdaq Uplist or related financing transactions; (ii) Incentive Shares; reserved; (iv) acquisition transactions; (v) strategic transactions; (vi) employee benefit plans; (vii) post-listing at-the-market programs; (viii) Permitted Senior Debt; and (ix) Exempt Issuances.

5.3 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers $50,000 for its legal fees and expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York, N.Y. time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York, N.Y. time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

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5.6 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Lead Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially, and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.6 shall be binding upon each Purchaser and holder of Securities and the Company. Such amendment provision shall not be construed to mean that the beneficial ownership limitation of the Note may be increased.

5.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lead Investors (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.9.

5.10 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts located in the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of such state and federal courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

5.11 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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5.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of a Note, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice concurrently with the restoration of such Purchaser’s right to acquire such shares pursuant to such Note (including issuance of a replacement Note evidencing such restored right).

5.15 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.18 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.19 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, all collateral administration, amendments, waivers, accelerations, enforcement actions and remedies relating to the Notes, Security Documents and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors in accordance with the Security Agreement. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

5.20 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.21 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any Action or the expiration of any right required or granted herein shall not be a Business Day, then such Action may be taken, or such right may be exercised on the next succeeding Business Day.

5.22 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.23 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ONAR HOLDING CORPORATION		Address for Notice: 990 Biscayne Blvd, 5th Floor, Miami, FL 33132
By:		Email: c@onar.com
Name: Claude Zdanow Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Signature Page to Securities Purchase Agreement
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[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Principal Amount: $

Subscription Amount: $

Incentive Shares:

EIN Number: _________________________

Wire Instructions to Purchaser for Interest Payments or Note Repayment:

Bank Name:

Routing No. ____________

Account No:

SWIFT

Bank Address:

Phone Number:

Signature Page to Securities Purchase Agreement
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APPENDIX B

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of September 28, 2026, between ONAR Holding Corporation, a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder;

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, notes (the “Notes”) and shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in exchange for new cash proceeds;

WHEREAS, the Notes shall be issued with a 10% original issue discount, bear interest at 12.0% per annum, and be secured by substantially all assets of the Company pursuant to the Security Documents;

WHEREAS, contemporaneously herewith the Company is entering into a securities purchase agreement (the “Preferred SPA”) to sell up to $15,000,000 in notes (the “Junior Notes”) convertible into Series 1 Convertible Preferred Stock as set forth therein;

WHEREAS, the parties acknowledge that there may be multiple Purchasers participating in the financing and desire that all collateral and enforcement rights be administered through a Collateral Agent acting for the benefit of all Purchasers pursuant to the Security Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (each as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Advertise Purple” means Advertise Purple, Inc., together with its subsidiaries and affiliated entities, and any successor thereto acquired by the Company pursuant to the acquisition transaction contemplated by the Transaction Documents.

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“Advertise Purple Acquisition” means the acquisition by the Company, directly or indirectly, of Advertise Purple pursuant to the acquisition agreements provided to the Purchasers prior to Closing, together with any amendments thereto approved by the Board of Directors.

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in New York, NY are generally are open for use by customers on such day.

“Certificate of Designations” means the Certificate of Designation of Series 1 Convertible Preferred Stock of ONAR Holding Corporation, a form of which is attached hereto as Exhibit H.

“Closing” means the Initial Closing or any Additional Closing, as applicable.

“Closing Date” means the date the Closing occurs.

“Collateral Agent” means ADI Funding Corp., in its capacity as collateral agent for the benefit of the Purchasers and their successors and assigns, together with any successor collateral agent.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Price” means $0.038576 per share. The Conversion Price shall not be reset, repriced or adjusted following Closing except for stock splits, stock dividends, recapitalizations and similar events.

“Conversion Shares” shall have the meaning ascribed to such term in the Notes.

“Covered Securities” means Common Stock and any rights, options, or warrants to purchase or securities or Indebtedness convertible into or exercisable or exchangeable for Common Stock, other than Excluded Issuances.

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“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York, N.Y. time) and before midnight (New York, N.Y. time) on any Trading Day, 9:01 a.m. (New York, N.Y. time) on the Trading Day immediately following the date hereof, and (ii) if this Agreement is signed between midnight (New York, N.Y. time) and 9:00 a.m. (New York, N.Y. time) on any Trading Day, no later than 9:01 a.m. (New York, N.Y. time) on the date hereof.

“Equity Conditions” shall have the meaning set forth in the Notes.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Event of Default” shall have the meaning set forth in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options not to exceed 10% of the shares of Common Stock outstanding at any given time to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, authorized and consented to by a majority of the Board of Directors, (b) securities upon the exercise or exchange of or conversion of (i) any Securities issued hereunder, and/or (ii) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement (without regard to any vesting requirements), provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations or to extend the term of such securities), or (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company and in consultation with the Lead Investors, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein,, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Floor Price” means the Conversion Price established on the Closing Date, subject only to equitable adjustment for stock splits, stock dividends, combinations, recapitalizations and similar events.

“Flow of Funds Memorandum” shall have the meaning set forth in Section 2.2(a)(xv).

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“Fully Diluted Share Count” means the total number of shares of Common Stock outstanding immediately prior to the Closing, assuming conversion of all outstanding preferred stock in accordance with its contractual conversion terms, but excluding all Notes, Preferred Shares, Warrants, Incentive Shares and securities issuable pursuant thereto.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Incentive Shares” means a number of shares of Common Stock equal to 10.0% of each Purchaser’s Subscription Amount issuable to each Purchaser at the Closing.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Irrevocable Transfer Agent Instructions” means irrevocable instructions to the Transfer Agent that, among other things, reserves each Purchaser’s pro rata portion of the Required Minimum for the benefit of such Purchaser and instructs the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system the number of Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note in accordance with the terms thereof, in the form of Exhibit D attached hereto.

“Lead Investors” means ADI Funding Corp., Yield Point NY LLC and M2B Funding Corp.; provided that any approval, consent, waiver, amendment, direction or other action of the Lead Investors under any Transaction Document shall require the written consent of all three Lead Investors.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Market Price” means the average of the daily VWAP of the Common Stock during the ten (10) Trading Days immediately preceding the applicable determination date. For the avoidance of doubt:

(i) the Exercise Price reset contemplated by the Warrants shall be based on such average and not the lowest daily VWAP during such period;

(ii) the reset may only decrease the Exercise Price and shall never result in an increase to above the Exercise Price in effect immediately prior to such reset;

(iii) following any reset, the Exercise Price shall remain equal to one hundred twenty-five percent (125%) of the Market Price; and

(iv) in no event shall the Exercise Price be less than the Floor Price.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

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“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.18.

“New Securities” shall mean any capital stock of the Company whether now authorized or not, and rights, convertible securities, options or warrants to purchase such capital stock, and securities of any type whatsoever, including debt, that are, or may become, exercisable or convertible into capital stock; provided that the term New Securities does not include:

(i) securities issued in connection with any stock dividend, stock split, split-up or other distribution on shares of Common Stock;

(ii) securities issued upon the conversion or exercise of any outstanding convertible or exercisable securities as of the date of this Agreement;

(iii) securities issued upon exercise or grant of options or other equity awards with respect to shares of Common Stock, subject in either case to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares, issued or issuable to employees or directors of, or consultants to, the Company pursuant to an equity plan of the Company or other arrangement approved by the Board of Directors of the Company;

(iv) securities issued or issuable pursuant to the bona fide acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, which acquisition is approved by a majority vote of the Board of Directors of the Company as contemplated in this Agreement; and

(v) securities issued pursuant to the terms of this Agreement.

“Nasdaq Shareholder Approval” means any approval of the Company’s stockholders required pursuant to Nasdaq Listing Rule 5635 or any other applicable Nasdaq rule in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

“Nasdaq Uplist” means the date on which the Company receives Nasdaq’s approval of the Company’s application to list its Common Stock on The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (collectively, “Nasdaq”) .

“Notes” means the senior secured convertible notes due twelve (12) months from issuance, issued by the Company to the Purchasers pursuant to this Agreement, substantially in the form attached hereto as Exhibit A.

“Other Investor” shall have the meaning ascribed to such term in Section 4.23.

“Outside Date” means October 2, 2026, or such later date as may be agreed in writing by the Company and the Lead Investors.

“Permitted Senior Debt” means one or more senior secured credit facilities, term loans, acquisition facilities or similar financing arrangements incurred by the Company and its Subsidiaries in an aggregate principal amount up to $3,000,000, or such higher amount as needed to equal $15,000,000 when combined with the aggregate principal amount of notes sold pursuant to the Preferred SPA, or such larger amount as agreed in writing by the Company and the Lead Investors.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the shares of Series 1 preferred stock of the Company issued in exchange for the Notes having the rights, preferences, privileges and restrictions set forth in the Certificate of Designations and convertible into Common Stock in accordance with the terms of the Certificate of Designations, together with any securities issued in substitution therefor or in respect thereof as a result of any stock split, stock dividend, recapitalization, reclassification or similar transaction.

“Principal Amount” means, as to each Purchaser, the amounts set forth below such Purchaser’s signature block on the signature pages hereto next to the heading “Principal Amount,” in United States dollars.

“Principal Market” means the OTC Pink Tier of the OTC Markets.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10(a).

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” shall have the meaning ascribed to such term in Section 4.11(a).

“Reserve Depletion Date” shall have the meaning ascribed to such term in Section 4.10(a).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

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“Securities” means the Notes, the Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization installments made in accordance with the Equity Conditions.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Pledge and Security Agreement between, inter alios, the Company and the Collateral Agent, dated the date hereof.

“Security Documents” means the Security Agreement, all UCC financing statements, control agreements, mortgages (if any), collateral assignments and all other agreements, instruments and documents executed in connection with the creation, perfection, maintenance or enforcement of the liens securing the Notes, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount paid by such Purchaser for the Notes and Incentive Shares purchased hereunder, as set forth on such Purchaser’s signature page, in United States dollars and immediately available funds.

“Subsequent Financing” means any issuance, offer, sale or grant by the Company or any Subsidiary after the Closing Date of any equity security, debt security, Common Stock Equivalent or other financing instrument for capital raising purposes, whether in a public or private transaction, other than:

(i) securities issued pursuant to the Transaction Documents;

(iv) securities issued in connection with the Nasdaq Uplist or any related offering;

(v) Exempt Issuances;

(vi) securities issued in connection with acquisitions, mergers, strategic transactions or joint ventures approved by the Board of Directors and the Lead Investors;

(vii) securities issued pursuant to employee, officer, director or consultant compensation plans approved by the Board of Directors pursuant to an Exempt Issuance;

(viii) securities issued upon conversion, exchange or exercise of securities outstanding on the Closing Date; and

(ix) Permitted Senior Debt.

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“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQX, OTCQB or OTC Pink (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Notes, the Security Agreement, all exhibits and schedules hereto and thereto, and all other documents executed in connection with the transactions contemplated hereby.

“Transfer Agent” means Vinyl Equity and any successor transfer agent of the Company, as applicable”.

“Underlying Shares” means the shares of Common Stock issuable upon the conversion of the Preferred Shares.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(a).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York, N.Y. time) to 4:02 p.m. (New York, N.Y. time)), (b) if OTCQB, OTCQX or OTC Pink is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB, OTCQX or OTC Pink as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the OTC Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company hereby agrees to sell, and the Purchasers, severally and not jointly, hereby agree to purchase, up to $5,000,000 in Subscription Amount of Notes. Purchaser shall deliver to the Company, via wire transfer of immediately available funds, its Subscription Amount, and the Company shall deliver to each Purchaser its respective Note, Incentive Shares and the other Transaction Documents required to be delivered at Closing. The Closing shall occur electronically on the date designated by the Company and the Lead Investors, but in no event later than five (5) Trading Days following satisfaction or waiver of the conditions set forth herein.

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(i) Each Purchaser shall deliver its Subscription Amount to the Company. All Subscription Amounts shall be held in escrow pending satisfaction or waiver of the applicable Closing Conditions set forth herein.

(ii) Upon satisfaction or waiver of all applicable Closing Conditions, the Company shall release the Subscription Amount in accordance with the Flow of Funds Memorandum (as defined below).

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) as to the Closing, a legal opinion of Company’s legal counsel, dated as of the applicable Closing Date, in a form and substance acceptable to the Purchasers;

(iii) as to the Closing, a Note, registered in the name of such Purchaser with the Principal Amount reflected on to such Purchaser’s signature page;

(iv) as to the Closing, the Company shall have provided each Purchaser with the Company’s wire instructions;

(v) separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note and Incentive Shares to be issued upon the Closing Date;

(vi) a Security Agreement, substantially in the Form attached as Exhibit C, duly executed by the Company;

(vii) UCC financing statements in form suitable for filing;

(viii) as to the Closing, an officer’s certificate certifying that the representations and warranties of the Company in this Agreement are true and correct as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied, and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the applicable Closing Date and no Event of Default has occurred;

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(ix) evidence within sixty (60) days of the Closing that sufficient authorized but unissued Common Stock has been reserved for issuance of all Conversion Shares, Incentive Shares and shares issuable pursuant to amortization payments made in Common Stock under the Notes.

(x) as to the Closing, a certificate evidencing the formation and good standing of the Company issued by the Secretary of State of Nevada (or comparable office), as of a date within 10 days of the applicable Closing Date;

(xi) as to the Closing, a certificate evidencing the Company’s good standing issued by the Secretary of State of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within 10 days of the applicable Closing Date;

(xii) as to the Closing, a certified copy of the Articles of Incorporation (or such equivalent organizational document) of the Company, dated within 30 days of the applicable Closing Date;

(xiii) as to the Closing, an officer’s certificate, in the form reasonably acceptable to the Purchasers, executed by an officer of the Company and dated as of the applicable Closing Date, as to (i) the resolutions adopted by the Company’s board of directors authorizing the transactions contemplated hereby in a form reasonably acceptable to the Purchasers, and (ii) the Articles of Incorporation of the Company as in effect at the applicable Closing;

(xiv) as to the Closing, a letter from the Transfer Agent certifying the number of Common Stock outstanding on the applicable Closing Date immediately prior to the applicable Closing;

(xv) as to the Closing, a flow of funds memorandum in form and substance mutually agreed to by the Company and the Purchasers (a “Flow of Funds Memorandum”) duly executed by the Company; and

(xvi) as to the Closing, such other documents, instruments, or certificates relating to the transactions contemplated by this Agreement as each Purchaser or its counsel may reasonably request.

(b) On or prior to the applicable Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the Company; and

(iii) a Flow of Funds Memorandum duly executed by such Purchaser.

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2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) the Company shall have delivered to the Transfer Agent separate Irrevocable Transfer Agent Instructions, signed by the Company and the Transfer Agent, for each Purchaser with respect to the Underlying Shares to be issued to such Purchaser upon any conversion of such Purchaser’s Note to be issued upon the Closing Date;

(v) the Company shall have delivered an officer’s certificate, dated as of the Closing Date, certifying that, to the knowledge of the Company, all material non-public information previously provided by the Company to the Purchasers in connection with the transactions contemplated by this Agreement and the Transaction Documents has either been publicly disclosed or otherwise disclosed to the Purchasers, and that no Purchaser is in possession of undisclosed material non-public information supplied by the Company as of the Closing.

(vi) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vii) from the date hereof to the Closing Date, as applicable, trading in the Common Stock shall not have been suspended by the SEC or the Company’s principal Trading Market and, at any time prior to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at each applicable Closing;

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(viii) no statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated hereby;

(ix) the Company shall have provided evidence reasonably satisfactory to the Purchasers that the transactions contemplated hereby will not prevent the Company from pursuing the Nasdaq Uplist and that the Company shall have provided evidence reasonably satisfactory to the Lead Investors that the transactions contemplated hereby are reasonably expected to permit the Company to pursue compliance with Nasdaq quantitative listing standards, including stockholders’ equity, shareholder approval and public float requirements; and

(x) the Security Agreement and UCC filings shall have been executed and delivered.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules provided with this agreement (the “Disclosure Schedules”), which shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser which representations shall be true and correct on each respective Closing Date:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and its subsidiaries are entities duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use their properties and assets and to carry on their business as currently conducted. Neither the Company and its subsidiaries are in violation nor default of any of the provisions of their respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and its subsidiaries are duly qualified to conduct business and are in good standing as foreign corporations or other entities in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the operations, assets, business, or financial condition of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c) Authorization; Enforcement. The Company and its subsidiaries have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company, assuming due authorization by the other parties thereto, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery, and performance by the Company and its subsidiaries of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to this Agreement, (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws, (iii) those certain consents and waivers that are set forth in Schedule 3.1(e) and (iv) the Nasdaq Shareholder Approval (collectively, the “Required Approvals”).

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(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid, and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents or by law. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(g) Capitalization. The capitalization of the Company as of the date hereof is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, except those that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements, or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders other than as disclosed in the SEC Reports or on Schedule 3.1(g). The SEC Reports and Schedule 3.1(g) additionally identify all outstanding preferred stock, warrants, options, convertible securities, exchange rights and other Common Stock Equivalents of the Company and its Subsidiaries. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no agreements providing for the adjustment, reset, repricing or modification of any exercise price, conversion price or exchange rate of any outstanding security of the Company.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof since January 1, 2023 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is current in its reporting obligations under the Exchange Act and is eligible to file all reports required thereunder.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports or on Schedule 3.1(i), (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director, or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the transactions contemplated by this Agreement and the other Transaction Documents or as set forth in the SEC Reports or on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence, or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets, or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation (however any governmental or administrative agency may define the matter) pending or threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (any, an “Action“) that would be reasonably expected to have a Material Adverse Effect. None of the Actions set forth in the SEC Reports, (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or is imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and either the Company is a party to a collective bargaining agreement, and the Company believes that its relationship with its employees are good. To the knowledge of the Company, no executive officer of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure, or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials“) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with which the Company is in compliance, and (iii) Liens disclosed to the Collateral Agent in writing on or prior to the Effective Date.

(p) Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. The Company has not received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of it intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(q) Nasdaq Matters.

(i) The Company has provided the Purchasers with all reasonable material information in its possession regarding the Nasdaq Uplist; provided, the Company is permitted to provide such information by Nasdaq and provided further that providing any such information would not cause competitive harm to the Company. The Company has no knowledge of any fact or circumstance that would reasonably be expected to materially impair its ability to pursue the Nasdaq Uplist, other than matters disclosed in the SEC Reports or the Disclosure Schedules and has not received any written notice from Nasdaq indicating that the Company would be ineligible to apply for listing.

(ii) To the Company’s knowledge, no corporate action approved by the Board of Directors and contemplated by the Transaction Documents would cause the Company to be unable to pursue compliance with applicable initial listing requirements on the Nasdaq Capital Market, such as stockholders’ equity, the market value of unrestricted publicly held shares requirements.

(r) Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports or on Schedule 3.1(r),none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports or on Schedule 3.1(s), the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

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(t) Certain Fees. Other than as contemplated herein, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other Person with respect to the transactions contemplated by the Transaction Documents.

(u) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(v) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w) Reserved.

(x) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(y) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or would become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the SEC Reports and the Disclosure Schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

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(aa) No Integrated Offering. Assuming the accuracy of each Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness other than any defaults disclosed in the SEC Reports or on Schedule 3.1(bb) that are being cured, refinanced, exchanged or otherwise addressed substantially concurrently with the Closing.

(cc) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

(dd) Tax Status. Except as disclosed in the SEC Reports or except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

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(ee) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(ff) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(gg) Accountants. The Company’s accounting firm is set forth in the SEC Reports and such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2026.

(hh) Seniority. Except for Permitted Senior Debt and obligations expressly permitted under the Transaction Documents, no Indebtedness or other claim against the Company is senior to the Notes in right of payment or priority of lien. Specifically the Junior Notes shall be subordinate to the Notes in payment and priority of security interest.

(ii) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which would affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(jj) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(kk) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) would reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(ll) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(mm) Reserved.

(nn) Cybersecurity. (i)(x) There has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

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(oo) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(pp) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(qq) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(rr) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ss) No Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(tt) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, nor to the knowledge of the Company after due inquiry, any of the Company’s predecessors, affiliated issuers, directors, executive officers, other officers of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to each Purchaser a copy of any disclosures provided thereunder.

(uu) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(vv) Anti-Dilution. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities or instruments containing anti-dilution, reset, repricing, ratchet, most-favored-nation or similar provisions that would be triggered by the transactions contemplated by this Agreement. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding securities that would require stockholder approval under Nasdaq Rule 5635 upon issuance, conversion, exchange, repricing or adjustment, and no holder of any security is entitled to receive additional securities, economic rights or adjustments as a result of this financing.

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(ww) Notice of Disqualification Events. The Company will notify each Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(xx) Advertise Purple Acquisition. To the Company’s knowledge, all material approvals, consents and third-party authorizations required for the consummation of the Advertise Purple Acquisition either have been obtained or are capable of being obtained in the ordinary course, and the Company is not aware of any event or circumstance that would reasonably be expected to prevent or materially delay the consummation of such acquisition.

(yy) Share Reserve. The Company has reserved, and shall continue to reserve, a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of all Conversion Shares, Incentive Shares and any shares issuable pursuant to stock-payment amortization elections made in accordance with the Equity Conditions and the Notes.

(zz) No Material Non-Public Information. As of the Closing Date, neither the Company nor any of its Subsidiaries has provided any Purchaser with material non-public information that has not been publicly disclosed or otherwise made available to all Purchasers. On or prior to the Closing Date, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to a resale registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

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(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts its Note it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser has full power and authority to make the investment contemplated hereby and to execute and deliver the Transaction Documents to which it is a party.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

(f) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) Independent Investigation. Such Purchaser has conducted its own independent review, investigation and analysis of the Company and the transactions contemplated hereby and acknowledges that it has been provided access to such information as it has deemed necessary to make its investment decision. Except for the representations and warranties expressly set forth in the Transaction Documents, such Purchaser is not relying upon any other statement or representation of the Company or any of its representatives.

(h) Collateral Agent. Such Purchaser acknowledges and agrees that enforcement of remedies, administration of collateral and actions with respect to Events of Default shall be governed by the Security Agreement and that such Purchaser’s rights with respect thereto are subject to the terms of the Security Agreement and the provisions of this Agreement relating to Lead Investors.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend, or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement. As set forth in further detail below, the Company agrees that any Securities, Underlying Shares, or any other securities issued pursuant to the Transaction Documents shall be issued without a restrictive legend, or any existing restrictive legend shall be removed, if such securities are eligible for resale pursuant to Rule 144 without restriction (including compliance with applicable holding period requirements), covered by an effective registration statement or if a restrictive legend is otherwise not required under applicable securities laws.

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(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time-to-time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act.

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a resale registration statement covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible to be sold, assigned, or transferred pursuant to Rule 144, when available (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of such Purchaser’s counsel), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). For the avoidance of doubt the Company shall pay all costs associated with such opinions and counsel to the Company shall provide all opinions with respect to any resales pursuant to Rule 144 or otherwise at the sole cost of the Company, and the Company shall provide confirmation to the Transfer Agent that all such opinions are acceptable. If all or any portion of a Note is converted at a time when there is an effective resale registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information requirements of Rule 144(c) and without volume or manner of sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including Sections 4(a)(1) or 4(a)(7), judicial interpretations and pronouncements issued by the staff of the SEC including what is known as Section 4(a)(1 1/2)) then such Underlying Shares shall be issued free of all legends. For avoidance of doubt, the Company agrees that after the requisite holding period to comply with Rule 144, the legend may be removed under Rule 144 of the Securities Act, assuming the holder satisfies the requirements of Rule 144. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than two Trading Days following the delivery by any Purchaser to the Company or the Transfer Agent of a certificate (or stock power if issued in book entry form) representing Underlying Shares issued without a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (or provide evidence of issuance in book entry form). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser..

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(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend; provided that such Purchaser, in good faith, cooperates reasonably with, and takes such customary actions as may be reasonably requested by the Company in connection with the delivery of such certificate without a legend, and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to a Purchaser by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such Purchaser that is free from all restrictive and other legends and (b) if after the Legend Removal Date such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Purchaser’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Underlying Shares that the Company was required to deliver to such Purchaser by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Purchaser to the Company of the applicable Underlying Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a resale registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information.

(a) Until the earliest of the time that no Notes and if applicable no Preferred Shares remain outstanding, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time during the period commencing from the six-month anniversary of the date hereof, and ending at such time as all Registrable Securities held by such Holder may be sold pursuant to Rule 144 without restriction or limitation and without the requirement that the Company be in compliance with Rule 144(c)(1), if the Company (i) fails to satisfy the current public information requirements of Rule 144(c), or (ii) if applicable, fails to satisfy the requirements of Rule 144(i)(2), a “Public Information Failure” shall be deemed to have occurred. In the event of a Public Information Failure, the Company shall pay to the applicable Holder, as liquidated damages and not as a penalty, an amount equal to two percent (2.0%) of such Holder’s Subscription Amount for the first thirty (30) day period during which the Public Information Failure continues, and an additional two percent (2.0%) of such Holder’s Subscription Amount for each subsequent thirty (30) day period (pro-rated for partial periods) during which the Public Information Failure continues. Notwithstanding the foregoing:

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(i) the aggregate amount of Public Information Failure Payments payable to any Holder shall not exceed six percent (6%) of such Holder’s Subscription Amount;

(ii) no Public Information Failure Payments shall accrue for delays resulting from SEC review, SEC comment processes, Rule 415 limitations, holder delays, or other circumstances outside the reasonable control of the Company; and

(iv) Public Information Failure Payments shall terminate immediately upon cure of the applicable Public Information Failure. Any Public Information Failure Payments due hereunder shall be paid within ten (10) Business Days following the end of the applicable period for which such amounts accrued. Any unpaid amount shall accrue interest at the rate of twelve percent (12%) per annum, or the maximum rate permitted by applicable law, whichever is less, from the date due until paid in full.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Conversion Procedures. The form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to convert the Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Notes. The Company shall honor conversions of the Notes that are converted in accordance with the terms set forth in the Transaction Documents and shall deliver Underlying Shares in accordance with the terms, conditions, and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the SEC and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). On or prior to the Closing Date, the Company shall publicly disclose all material non-public information that may have been provided to the Purchasers and is required to be disclosed under applicable securities laws such that no Purchaser is in possession of undisclosed material non-public information on such dates.

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4.7 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser would be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.6, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities primarily to fund the Advertise Purple Acquisition, pay transaction expenses, support the Nasdaq Uplist, and for general corporate and working capital purposes.

4.10 Indemnification of Purchasers.

(a) Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any cause of action, Action, proceeding or claim (any, a “Claim”) instituted by the Company or its Affiliates or representatives or agents against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct) or (iii) any Claim brought or made against a Purchaser Party by a third party (including for these purposes a derivative action brought on behalf of the Company) or which otherwise involves such Purchaser Party that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of a Purchaser or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any Action for injunctive or other equitable relief).

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(b) The Company shall indemnify, defend and hold harmless each Purchaser and its affiliates, officers, directors, members, managers, partners, employees, agents and representatives from and against any and all losses, claims, damages, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, free writing prospectus or amendment or supplement thereto filed by or on behalf of the Company in connection with the transactions contemplated by this Agreement, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission was made in reliance upon and in conformity with written information furnished by such Purchaser expressly for inclusion therein.

(c) If any Action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10(c) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of Action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.11 Reservation and Listing of Securities.

(a) Reservation of Shares. While any Notes remain outstanding, the Company shall reserve from its authorized and unissued shares of Common Stock a number of shares sufficient to satisfy its obligations under the Transaction Documents, including the issuance of Conversion Shares, Incentive Shares and any shares issuable pursuant to amortization payments permitted under the Notes (the “Required Minimum”). The Required Minimum shall be calculated using an assumed Conversion Price of $0.03 per share (subject to adjustment for stock splits, stock dividends, combinations and similar recapitalization events), unless a different reserve methodology is approved by the Lead Investors. The Company shall review the Required Minimum no less frequently than once each calendar quarter and shall maintain at all times a sufficient reserve of authorized and unissued shares to satisfy its obligations under the Transaction Documents.

(b) Authorized Share Deficiency. If at any time the Company does not have sufficient authorized and available shares of Common Stock to satisfy the Required Minimum (an “Authorized Share Deficiency”), the Company shall promptly take all actions necessary to cure such deficiency, including: (i) obtaining board approval; (ii) seeking stockholder approval if required; and (iii) filing any charter amendment necessary to increase the Company’s authorized capital. The Company shall use commercially reasonable efforts to cure any Authorized Share Deficiency as promptly as practicable.

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(c) Listing. The Company shall use commercially reasonable efforts to maintain the authorization, approval and listing of all shares reserved for issuance under the Transaction Documents on the applicable Trading Market and shall take all actions reasonably necessary to permit the issuance and trading thereof.

4.12 Change in Transfer Agent. If the Company’s agency relationship the Transfer Agent should be terminated for any reason while all or any portion of the Notes remain outstanding, the Company shall immediately appoint a successor transfer agent acceptable to the Purchasers and shall require that the successor Transfer Agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions with respect to each Purchaser. Failure to adhere to this covenant shall automatically be deemed a material breach of this Agreement and an Event of Default under the Note.

4.13 Subsequent Equity Sales.

(a) From the date hereof until such time as no Purchaser holds any of the Notes, without the prior written consent of the Lead Investors, the Company shall not enter into any Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement whereby the Company may issue securities at a future determined price.

(b) While any Notes are outstanding, the Company shall not issue any equity option, warrant or similar instrument (except for securities issued in Exempt Issuances) which contains an “alternative cashless exercise” provision that provides for the exercise of such security without payment of the exercise price in cash and does not require the security to be “in the money,” and in the event of any such issuance in violation of this Section 4.13(b), in addition to the other rights and remedies provided under the Transaction Documents including without limitation the right to receive damages in connection therewith, any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude or nullify any such issuance.

4.14 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. Further, the Company shall not make any payment of principal or interest on the Notes in amounts which are disproportionate to the respective principal amounts outstanding on the Notes at any applicable time. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

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4.15 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.6 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company after the issuance of the initial press release as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States and shall provide evidence of such actions promptly upon request of any Purchaser.

4.17 Capital Changes. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Lead Investors. Notwithstanding the foregoing, Company may effect, in its sole discretion, a reverse stock split reasonably necessary to satisfy Nasdaq initial listing requirements without the consent of any third party, including any consent of Lead Investors.

4.18 Security Documents.

(a) The Company shall enter into the Security Agreement.

(b) The Company shall authorize the filing of all UCC financing statements required by the Security Agreement.

4.19 Further Assurances. The Company hereby agrees that, from time to time upon the written request of the Collateral Agent or the Lead Investors, it will execute and deliver such further documents and do such other acts and things as the Purchaser may reasonably request in order fully to comply will all of the Company’s obligations under the Transaction Documents.

4.20 Restriction on Activities. From the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not, directly or indirectly, without the Purchasers’ prior written consent, which consent shall not be unreasonably withheld: (a) materially change the nature of its business; or (b) sell, divest, or change the structure of any material assets other than in the ordinary course of business.

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4.21 Corporate Existence. The Company shall, while any Notes remain outstanding, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the Transaction Documents and (ii) is a publicly traded corporation whose common stock is listed for trading or quotation on the Principal Market, any national securities exchange, including, but not limited to, any tier of the Nasdaq Stock Market, the New York Stock Exchange or the NYSE MKT.

4.22 Other Notes or Indebtedness. The Company shall not incur Indebtedness other than: (i) Permitted Senior Debt, including liens securing such debt; (ii) Indebtedness disclosed on Schedule 3.1(bb); (iii) purchase money indebtedness; (iv) capital leases; (v) seller notes and earnouts; and (vi) trade payables incurred in the ordinary course; and (vii) other indebtedness approved by the Lead Investors.

4.23 Most Favored Nation. At any time from the date hereof until such time as no Purchaser holds any of the Notes, the Company shall not enter into any Subsequent Financing with any individual or entity (an “Other Investor”) that has the effect of establishing rights or otherwise benefiting such Other Investor in a manner more favorable in any material respect to such Other Investor (even if the Other Investor does not receive the benefit of such more favorable term until a default occurs under such other security) than the rights and benefits established in favor of the Purchasers by this Agreement or the Note unless, in any such case, each Purchaser has been provided with such rights and benefits pursuant to a definitive written agreement or agreements between the Company and such Purchaser. For the avoidance of doubt, issuances in connection with the Nasdaq Uplist, preferred exchange transactions, employee compensation arrangements and Exempt Issuances shall not constitute Subsequent Financings for purposes of this Section 4.23.

4.24 No Broker-Dealer Acknowledgement. Absent a final adjudication from a court of competent jurisdiction stating otherwise, the Company shall not, to any person, institution, governmental or other entity, state, claim, allege, or in any way assert, that any Purchaser is currently, or ever has been, a broker-dealer under the Exchange Act.

4.25 Collateral Agent. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, all collateral administration, accelerations, waivers, amendments, consents, enforcement actions and remedies relating to the Notes and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

4.26 Preferred SPA. So long as the Company has not sold the full amount of Junior Notes issuable under the Preferred SPA, each Purchaser shall have the right to tender its Note hereunder (with all accrued interest thereon) as the purchase price under the Preferred SPA and such Purchaser shall become a “Purchaser” under the Preferred SPA.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or by the Company, by written notice to the other parties, if the Closing has not been consummated on or before the Outside Date, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). Notwithstanding the foregoing, if the Closing has not occurred on or before the Outside Date, this Agreement shall automatically terminate and all funds held by the Company shall be returned to the applicable Purchasers.

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5.2 Right to Participate. At any time after the date of this Agreement, the Purchaser shall have the right to purchase up to its then pro rata share of New Securities which the Company may propose to sell and issue. In the event the Company proposes to undertake an issuance of New Securities during such period, it shall give the Purchaser written notice of its intention, describing the type of New Securities, their price, the number of New Securities to be offered, and the general terms upon which the Company proposes to issue the same. The Purchaser shall have ten (10) calendar days after any such notice is delivered to agree to purchase at the same price (which shall be the public purchase price, if applicable) and upon the same terms, including closing date, such New Securities in an amount up to the Purchaser’s pro rata share of such New Securities. Notwithstanding the foregoing, the participation rights set forth herein shall not apply to Exempt Issuances, securities issued in connection with the Nasdaq Uplist, Incentive Shares, acquisitions, strategic transactions, Permitted Senior Debt or employee equity compensation plans approved by the Board of Directors. The participation rights set forth herein shall terminate automatically upon the earlier of (i) repayment of all Notes or (ii) the Nasdaq Uplist. The participation right shall not apply to: (i) the Nasdaq Uplist or related financing transactions; (ii) Incentive Shares; reserved; (iv) acquisition transactions; (v) strategic transactions; (vi) employee benefit plans; (vii) post-listing at-the-market programs; (viii) Permitted Senior Debt; and (ix) Exempt Issuances.

5.3 Fees and Expenses. At the Closing, the Company shall reimburse the Purchasers $50,000 for its legal fees and expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York, N.Y. time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York, N.Y. time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.6 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Lead Investors or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition, or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition, or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially, and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.6 shall be binding upon each Purchaser and holder of Securities and the Company. Such amendment provision shall not be construed to mean that the beneficial ownership limitation of the Note may be increased.

5.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lead Investors (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10 and this Section 5.9.

5.10 Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees, or agents) shall be commenced exclusively in the state and federal courts located in the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of such state and federal courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any claim that it is not personally subject to the jurisdiction of any such court, that such Action is improper or is an inconvenient venue for such Action. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such Action shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action.

5.11 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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5.13 Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.14 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of a conversion of a Note, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion notice concurrently with the restoration of such Purchaser’s right to acquire such shares pursuant to such Note (including issuance of a replacement Note evidencing such restored right).

5.15 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.17 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.18 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.19 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, all collateral administration, amendments, waivers, accelerations, enforcement actions and remedies relating to the Notes, Security Documents and collateral shall be exercised exclusively by the Collateral Agent acting at the direction of the Lead Investors in accordance with the Security Agreement. No Purchaser acting individually shall have the right to declare an Event of Default, accelerate any Note, foreclose upon collateral or otherwise exercise creditor remedies except as expressly provided in the Security Agreement.

5.20 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.21 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any Action or the expiration of any right required or granted herein shall not be a Business Day, then such Action may be taken, or such right may be exercised on the next succeeding Business Day.

5.22 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.23 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ONAR HOLDING CORPORATION		Address for Notice: 990 Biscayne Blvd, 5th Floor, Miami, FL 33132
By:		Email: c@onar.com
Name: Claude Zdanow Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Signature Page to Securities Purchase Agreement
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[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Principal Amount: $

Subscription Amount: $

Incentive Shares:

EIN Number: _________________________

Wire Instructions to Purchaser for Interest Payments or Note Repayment:

Bank Name:

Routing No. ____________

Account No:

SWIFT

Bank Address:

Phone Number:

Signature Page to Securities Purchase Agreement
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APPENDIX C

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

ONAR HOLDING CORPORATION

Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390- After Issuance of Stock)

1.	Entity information:

Name of entity as on file with the Nevada Secretary of State:

ONAR Holding Corporation

Entity or Nevada Business Identification Number (NVID): NV20141337634

2.	Restated or Amended and Restated Articles:

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: _______

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3.	Type of Amendment Filing Being Completed:

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ Board of Directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: [___]

Or ☐ No action by stockholders are required

☐ Officer’s Statement (foreign qualified entities only) -

Name of home state, if using a modified name in Nevada: ___________________

Jurisdiction of formation: ___________________

Changes to takes the following effect:

☐ The entity name has been amended.

☐ Dissolution

☐ The purpose of the entity has been amended.

☐ Merger

☐ The authorized shares have been amended.

☐ Conversion

☐ Other: (specify changes)

* Officer’s Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporation’s creation.

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4.	Effective Date and Time: (optional)

Date: ____________________ Time: _________

(must not be later than 90 days after the certificate is filed)

5.	Information Being Changed: (Domestic corporations only)

☐ The entity name has been amended.

☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☒ Articles have been added.

☐ Articles have been deleted.

☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

See below.

6.	Signature:
		Signature	Title

Please include any required or optional information in space below:

(attached additional page(s) if necessary)

The Company’s Articles of Incorporation is hereby amended to add the following paragraph:

“Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 78.380 of the Nevada Corporation Law of the State of Nevada, each [ten (10) shares][one-thousand (1,000) shares] of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. The Reverse Stock Split shall not affect the Company’s authorized capital stock, which shall remain 3,000,000,000 shares of common stock, par value $0.001 per share.”

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